    As filed with the Securities and Exchange Commission on February 4, 2005

                          1933 Act File No. 033-34079
                           1940 Act File No. 811-6071
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

                         POST-EFFECTIVE AMENDMENT NO. 46                [X]

                                       and

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940               [X]

                                AMENDMENT NO. 59                        [X]

                          SCUDDER INSTITUTIONAL FUNDS
               (Exact Name of Registrant as Specified in Charter)


                                One South Street
                              Baltimore, MD 21202
                              -------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 638-2596

                                Daniel O. Hirsch
                                ----------------
                                One South Street
                              Baltimore, MD 21202
                    (Name and address of agent for service)

                                    Copy to:
                            Burton M. Leibert, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                            New York, NY 10019-6099


It is proposed that this filing will become effective:


[ ]   immediately upon filing pursuant to paragraph (b)
[ ]   on                  pursuant to paragraph (b)
[X]   60 days after filing pursuant to paragraph (a)(1)
[ ]   on          pursuant to paragraph (a)(1)
[ ]   75 days after filing pursuant to paragraph (a)(2)
[ ]  on __________ pursuant to paragraph (a)(2) of Rule 485

                                                      [SCUDDER INVESTMENTS LOGO]

                        Institutional Class



Prospectus

--------------------------------------------------------------------------------

                           Subject to Completion, February 4, 2005

--------------------------------------------------------------------------------

                         Scudder Commodity Securities Fund


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

 Contents
--------------------------------------------------------------------------------

  How the Fund Works                         How to Invest in the Fund
   4  The Fund's Main Investment             26  Buying and Selling Institutional
      Strategy                                   Class Shares
   9  The Main Risks of Investing in         31  Policies You Should Know About
      the Fund
                                             41  Understanding Distributions and
  16  The Fund's Performance History             Taxes
  17  How Much Investors Pay
  18  Other Policies and Secondary
      Risks
  21  Who Manages and Oversees
      the Fund
  24  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------

                                         INSTITUTIONAL CLASS
                         fund number     817

--------------------------------------------------------------------------------

Scudder Commodity Securities Fund

            The Fund's Main Investment Strategy

            The fund's investment objective is capital appreciation. The fund seeks to achieve its investment objective by focusing on commodities-related securities and equity-related securities, including commodities-related structured notes and similar instruments, that Deutsche Investment Management Americas Inc., the fund's investment advisor ("DeIM" or "Advisor"), believes are undervalued but have favorable prospects for appreciation. The fund will measure its performance against a benchmark comprised of 25% of the Morgan Stanley Capital International ("MSCI") World Energy Index, 25% of the MSCI World Materials Index and 50% of the Goldman Sachs Commodities Index ("GSCI"). The fund is designed for investors who seek to diversify their overall portfolios by adding exposure to the commodities markets. Of course, there can be no guarantee that the fund's investments would not be correlated with traditional financial assets under any particular market conditions.

            The fund follows a focused investment approach tending to invest in securities of between 40 to 80 issuers, although this number can vary depending on market conditions. The companies in commodities-related industries in which the fund will invest primarily will have market capitalizations that range, in the current market environment, from approximately $100 million to approximately $200 billion. However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the fund may invest.

 4    Scudder Commodity Securities Fund

            Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and other securities of companies in commodities-related industries or other investments where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes, swap agreements and futures contracts. Securities of companies in commodities-related industries include common stocks, preferred securities, warrants, convertible securities and other equity and commodities-linked securities issued by such companies or other investments where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes, swap agreements and futures contracts. Cash collateral for the fund's holdings of commodity-linked structured notes and swaps will be included in this 80% test. If the fund invests in structured notes that embody a form of leverage, the cash collateral portion of the fund's assets could be substantial.

            Commodities are assets that have tangible properties, such as oil, metal and agricultural products. Commodities-related industries include, but are not limited to (i) those directly engaged in the production of commodities such as minerals, metals, agricultural commodities, chemicals, pulp and paper, building materials, oil and gas, other energy or other natural resources and (ii) companies that use commodities extensively in their products or provide services to commodities-related industries. The Advisor considers a company to be in a commodities-related industry if, as determined by the Advisor, at least 50% of the company's assets, revenues or net income are derived from or related to a commodities-related industry.

                                         Scudder Commodity Securities Fund     5

            The fund intends to invest in commodity-linked derivative instruments, in particular structured notes, swap agreements and futures contracts. The fund typically will seek to gain exposure to the commodities markets by investing in commodity-linked notes. The fund may also seek to replicate the performance of a commodity index or structured note by investing in futures contracts. It also intends to invest in commodity swap agreements to a lesser extent, primarily to quickly invest cash inflows from sales of fund shares in instruments exposed to changes in commodity prices. The Board of Trustees will monitor the Fund's use of swap agreements, including the level of assets committed to swap agreements and the purposes for which they are utilized. In a typical commodity swap agreement, the fund will receive the price appreciation (or depreciation) of a commodity index, or a portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Commodities-linked structured notes and other commodities-linked derivative investments (other than futures contracts) are hybrid instruments excluded from regulation under the Commodity Exchange Act, so that the fund will not be considered a "commodity pool." From time to time the fund may invest in instruments that are regulated under that Act. A hybrid instrument is a derivative investment. Its value is derived from, or linked to, the value of another investment or asset. Hybrid instruments have higher risk of volatility and loss of principal.


            Goldman Sachs Commodities Index

            The fund intends to invest in derivative instruments linked to the performance of the GSCI and, under normal market conditions, between 30% and 70% of the fund's assets will be exposed to the performance of that index. The GSCI is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across a spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment.

 6    Scudder Commodity Securities Fund

            Currently, the GSCI contains 24 commodities from all commodity sectors: six energy products, seven metals, and eleven agricultural products. This broad range of constituent commodities can provide the GSCI with a level of diversification both across subsectors and within each subsector. This diversity can mitigate the effects of highly idiosyncratic events, which have large implications for the individual commodity markets, but may be muted when aggregated to the level of the GSCI. Nevertheless, over the past 10 years, energy products have represented between 50% and 75% of the GSCI.

            The GSCI is "world-production weighted" (i.e., the quantity of each commodity in the index is determined by the average quantity of production in the last five years of available data). The world-production weighting of GSCI is generally updated every year.

            A more detailed description of the GSCI is found in the Statement of Additional Information.

            Other Portfolio Investments


            The fund will invest globally and may invest without limit in securities of non-U.S. issuers. The fund may invest in securities of foreign issuers in foreign markets and in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other depositary receipts.


            The fund, under normal market conditions, will invest in securities of companies domiciled primarily in developed countries, but the fund may invest up to 30% of its net assets in securities of companies domiciled in emerging markets countries.

            The fund may invest up to 20% of its net assets in preferred securities of companies in commodities-related industries. The fund will not invest more than 20% of its net assets in preferred stock rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the securities to pay interest and repay principal. Due in part to the risk involved in investing in securities of below investment grade quality, an investment in the fund should be considered speculative.

                                         Scudder Commodity Securities Fund     7

            The fund may also invest up to 15% of its net assets in illiquid securities.

            The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

            Investment Process

            The Advisor may determine, based on various factors, including changes in supply and demand for a certain commodity or commodities, broad economic projections or better relative value than investing in direct equity securities, to invest between 30% and 70% of the fund's assets in securities linked to physical commodities or an index of physical commodities, i.e., commodities-linked structured notes and swaps, as well as (as a hedge against a decline in the value of its portfolio investments or to achieve returns consistent with those anticipated to be earned from investments in commodities-related securities) options and futures contracts related to physical commodities or commodities indexes.

            Fundamental, valuation-driven equity research is the Advisor's primary source of value-added, and stock selection is the Advisor's primary performance driver. The Advisor begins with an actionable top-down view on the underlying commodities, and based on its company-specific knowledge, chooses the stocks expected to perform best in that environment. The Advisor's top-down analysis also assists with switching among early- and late-cycle companies and country allocation. Allocation among the energy and materials sectors and any industry group within the sectors is an added performance driver.

            To enable the Advisor to achieve its investment objective through commodity, economic and investment cycles, the Advisor's equity returns are augmented by reinforcing the Advisor's commodity views via exposure to commodities-linked structured notes and swaps. The Advisor may also anticipate future investments in equities or may seek to replicate the performance of a commodity index or structured note by investing in options and futures contracts.

 8    Scudder Commodity Securities Fund

            The Advisor may focus on the securities of particular issuers or industries within the commodities-related industries in which the fund invests, or in particular countries or regions, at different times. The Advisor will normally sell a stock when it believes that its price is unlikely to go higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given commodities-related industry.

            The Main Risks of Investing in the Fund

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            Commodity Risk. The fund will invest in equity securities issued by companies in commodities-related industries and other securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Advisor's judgments about trends in the prices of these securities and commodities may prove to be incorrect.

                                         Scudder Commodity Securities Fund     9

            Commodity-Linked and Other Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The fund will ordinarily invest in commodity-linked derivative instruments, including commodity-linked structured notes, commodity swap agreements and futures contracts. The fund may also utilize a variety of other derivative instruments with respect to securities, interest rates or other assets for investment or risk management purposes including, but not limited to, swap agreements, options, futures contracts and options on futures contracts.

            The fund's use of derivative instruments, including commodity-linked derivative instruments, involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives, including commodity-linked derivative instruments, are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, issuer risk, interest rate transactions risk, credit risk, counterparty risk, and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index, and the risk of exposure to the effects of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. If the fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Further, there is a risk that the fund will not be able to find a suitable counterparty with whom to enter into these transactions. The use of derivatives also may increase the amount of taxes payable by shareholders.

 10    Scudder Commodity Securities Fund

            The fund's investments in commodity-linked derivative instruments may subject the fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, as described above. Because the performance of commodity-linked derivative instruments is linked to the performance of underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets, which may be speculative. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price.

            The fund will also seek to gain exposure to the commodities markets by investing in commodity swap agreements. Swap transactions are privately negotiated agreements between a fund and a counterparty and the obligations thereunder may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

            In addition to the commodity-related risks described above, the fund's investments in commodity-linked notes are also subject to risks, such as credit, stock market and interest rate transactions risks, that in general affect the values of debt securities. Therefore, at the maturity of a commodity-linked note, the fund may receive more or less principal that it originally invested. The fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

            Concentration Risk. The fund concentrates its investments in securities related to commodities-related industries. As a result, market price movements, regulatory changes, or economic conditions affecting companies in these industries will have a significant impact on the fund's performance.

                                        Scudder Commodity Securities Fund     11

            Correlation Risk. The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.


            Counterparty Risk. The fund will be subject to credit risk with respect to derivative contracts entered into by the fund or held by special purpose or structured vehicles in which the fund invests. This is a principal risk for the fund because it will normally invest in commodity-linked derivative instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Advisor typically requires that the fund's counterparties to commodity-linked derivative instruments post collateral equivalent to their obligations under the derivative. Moreover, the fund typically enters into commodity-linked derivative transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Advisor to be of comparable quality.


            Credit Risk. This is the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

            Issuer Risk. The value of securities and other instruments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

 12    Scudder Commodity Securities Fund

            Focus Risk. A strategy of investing in a limited number of securities may increase the volatility of the fund's investment performance compared to a strategy of investing in a larger number of securities.

            Foreign Investment Risk. Foreign investments involve certain special risks, including:

            o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

            o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies.

            o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the U.S. market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supplies of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

            o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

                                        Scudder Commodity Securities Fund     13

            o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the U.S.

            o Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special U.S. tax considerations may apply to the fund's foreign investments.

            o Emerging Market Risk. All of the risks of investing in foreign securities, as discussed below, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

            Interest Rate Transactions Risk. A decline in interest rates may result in a decline in the value of a swap or cap, which may result in a decline in the net asset value of the fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the fund.

            Liquidity Risk. The commodity-linked notes and swaps in which the fund will invest may be illiquid and thus, they may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

 14    Scudder Commodity Securities Fund

            Management Risk. The fund is subject to management risk because it is an actively managed investment portfolio. The Advisor will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund will be subject to a relatively high level of management risk because the fund invests in derivative products, and commodity-linked derivative products in particular, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds.

            Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

            Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform, both in the US and abroad. Although commodities have not historically been correlated with movements in stocks, when stock prices fall, the value of your investment could fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

                                        Scudder Commodity Securities Fund     15

            Tax Risk. The status of commodities-linked notes, swaps, futures and other derivative instruments under tests to qualify as a regulated investment company ("RIC") under the Internal Revenue Code is not certain, and the fund does not intend to obtain a ruling from the Internal Revenue Service. Generally, if these instruments do not qualify as "securities," the fund will fail to qualify as a RIC. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits.


            The Fund's Performance History

            As the fund has not yet commenced operations, no performance information is available as of the date of this Prospectus.

 16    Scudder Commodity Securities Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.


  -------------------------------------------------------------------------
  Fee Table
  -------------------------------------------------------------------------
  Shareholder Fees, paid directly from your investment               None
  -------------------------------------------------------------------------

  Redemption Fee (as % of amount redeemed, if applicable)(1)         2.00%
  -------------------------------------------------------------------------

  Annual Operating Expenses, deducted from fund assets
  -------------------------------------------------------------------------
  Management Fee                                                     0.95%
  -------------------------------------------------------------------------
  Distribution/Service (12b-1) Fee                                   None
  -------------------------------------------------------------------------
  Other Expenses(2)                                                  0.52
  -------------------------------------------------------------------------
  Total Annual Operating Expenses                                    1.47
  -------------------------------------------------------------------------
  Less Fee Waivers/Expense Reimbursements                            0.22
  -------------------------------------------------------------------------
  Total Net Annual Operating Expenses(3)                             1.25
  -------------------------------------------------------------------------

(1) The 2% redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

(2) Because the fund has no operating history prior to the date of this prospectus, these expenses are based on estimated amounts for the current fiscal year.

(3) The Advisor and administrator have contractually agreed through October 31, 2006 to waive a portion of their fees and/or reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses, taxes, brokerage and interest expenses) remains at the level indicated as "Total Net Annual Operating Expenses."

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


  --------------------------------------------------------------
  Example                                  1 Year        3 Years
  --------------------------------------------------------------
  Institutional Class                       $127         $  433
  --------------------------------------------------------------

                                        Scudder Commodity Securities Fund     17

Other Policies and Secondary Risks

            While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

            Other policies

            o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy.

            o As a temporary defensive measure, the fund could shift up to 100%
              of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

            o Income is not a primary consideration of the Advisor in selecting securities for the fund's portfolio although certain securities will generate interest income.


            Secondary risks


            Leveraging Risk. Although the fund itself will not be leveraged, certain transactions may give rise to a form of leverage. Such transactions may include, among others, structured notes, reverse repurchase agreements, indexed and inverse floating rate securities, swap agreements, futures contracts, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, DeIM will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

 18    Other Policies and Secondary Risks

            Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

            Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                                       Other Policies and Secondary Risks     19

            For more information

            This prospectus doesn't tell you about every policy or risk of investing in the fund.

            If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


            The fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15(th) day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


            Keep in mind that there is no assurance that any mutual fund will achieve its goal.

 20    Other Policies and Secondary Risks

Who Manages and Oversees the Fund

            Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

            Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

            DeIM, is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

            The investment advisor

            DeIM, which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the fund's Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

            As compensation for it's services, DeIM is entitled to receive from the Fund a fee (based upon the Fund's average daily net assets) in accordance with the following schedule: 0.95% for the first $500 million, 0.90% for the next $500 million, and 0.85% for amounts over $1 billion. This fee will be computed daily and paid monthly.

                                        Who Manages and Oversees the Fund     21

The portfolio managers

The following people handle the day-to-day management of the fund.

  Theresa Gusman                            Jeffrey Saeger
  Managing Director of Deutsche Asset       Vice President of Deutsche Asset
  Management and Lead Portfolio Manager     Management and Portfolio Manager of
  of the Fund.                              the Fund
   o Joined Deutsche Asset Management in  o Joined Deutsche Asset Management in
  1995                                      1996
   o Over 21 years of investment          o Over 10 years of investment industry
     industry experience                    experience
   o B.A., State University of New York   o B.A., State University of New York at
     at Stony Brook                         Fredonia
  Terence P. Brennan
  Vice President of Deutsche Asset
  Management and Portfolio Manager of
  the Fund
   o Joined Deutsche Asset Management in
     1999
   o Over 19 years of investment
     industry experience
   o B.A., Fordham University

 22    Who Manages and Oversees the Fund

            Regulatory and litigation matters

            Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

                                        Who Manages and Oversees the Fund     23

Financial Highlights

            As the fund has not yet commenced operations, no financial information is available as of the date of this Prospectus.

 24    Financial Highlights

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares

            You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. The fund's advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

            You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

            Eligibility requirements

            You may buy Institutional Class shares if you are any of the following:

            o An eligible institution (e.g., a financial institution,
              corporation, trust, estate or educational, religious or charitable institution).

            o An employee benefit plan with assets of at least $50 million.

            o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

            o A client of the private banking division of Deutsche Bank AG.

            o A current or former director or trustee of the Deutsche or Scudder mutual funds.

            o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

 26    Buying and Selling Institutional Class Shares

            Investment minimums

            Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

            The minimum initial investment is waived for:

            o Investment advisory affiliates of Deutsche Bank Securities, Inc.
              or Scudder funds purchasing shares for the accounts of their investment advisory clients.

            o Employee benefit plans with assets of at least $50 million.

            o Clients of the private banking division of Deutsche Bank AG.

            o A current or former director or trustee of the Deutsche or Scudder mutual funds.

            o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

            The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

            How to contact the Transfer Agent

            -----------------------------------------------------------------
            BY PHONE:            (800) 730-1313
            -----------------------------------------------------------------
            FIRST INVESTMENTS    Scudder Investments Service Company
            BY MAIL:             P.O. Box 219356
                                 Kansas City, MO 64121-9356
            -----------------------------------------------------------------
            ADDITIONAL           Scudder Investments Service Company
            INVESTMENTS BY       P.O. Box 219154
            MAIL:                Kansas City, MO 64121-9154
            -----------------------------------------------------------------
            BY OVERNIGHT MAIL:   Scudder Investments Service Company
                                 210 W. 10th Street
                                 Kansas City, MO 64105-1614
            -----------------------------------------------------------------
            BY FAX (FOR          (800) 821-6234
            EXCHANGING AND
            SELLING SHARES
            ONLY):
            -----------------------------------------------------------------

            You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

                            Buying and Selling Institutional Class Shares     27

            How to open your fund account

            -----------------------------------------------------------------
            MAIL:                Complete and sign the account application
                                 that accompanies this prospectus. (You may
                                 obtain additional applications by calling
                                 the transfer agent.) Mail the completed
                                 application along with a check payable to
                                 the fund you have selected to the transfer
                                 agent. Be sure to include the fund number.
                                 The addresses shown under "How to contact
                                 the transfer agent."
            -----------------------------------------------------------------
            WIRE:                Call the transfer agent to set up a wire
                                 account.
            -----------------------------------------------------------------
            FUND NAME            Scudder Commodity Securities
            AND FUND NUMBER:     Fund -- Institutional Class -- 817
            -----------------------------------------------------------------

            Please note that your account cannot become activated until we receive a completed application.

            How to buy and sell shares

            MAIL:

            Buying: Send your check, payable to "Scudder Commodity Securities Fund -- Institutional Class -- 817" to the transfer agent. The addresses are shown above under "How to contact the transfer agent." Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

            Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

 28    Buying and Selling Institutional Class Shares

            WIRE:

            Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

            -----------------------------------------------------------------
            BANK NAME:           Deutsche Bank Trust Company Americas
            -----------------------------------------------------------------
            ROUTING NO:          021001033
            -----------------------------------------------------------------
            ATTN:                Scudder Funds
            -----------------------------------------------------------------
            DDA NO:              00-226-296
            -----------------------------------------------------------------
            FBO:                 (Account name)
                                 (Account number)
            -----------------------------------------------------------------
            CREDIT:              Scudder Commodity Securities
                                 Fund -- Institutional Class -- 817
            -----------------------------------------------------------------

            Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

            Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 733-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

                            Buying and Selling Institutional Class Shares     29

            TELEPHONE TRANSACTIONS:

            You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional Class shares of another Scudder fund by calling Shareholder Services.

            You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.

 30    Buying and Selling Institutional Class Shares

Policies You Should Know About

            Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

            If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

            Keep in mind that the information in this prospectus applies only to the fund's Institutional Class. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

            In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

            Policies about transactions

            The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

            To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
            When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

                                           Policies You Should Know About     31

            We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

            We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

            The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

            If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

            The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

 32    Policies You Should Know About

            Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

            Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations". Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

            The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

            The fund's policies include:

            o The fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption Fees");

-------------------

   If you ever have
 difficulty placing
  an order by phone
    or fax, you can
always send us your
  order in writing.
-------------------

                                           Policies You Should Know About     33

            o The fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

            o The fund has adopted certain fair valuation practices reasonably designed to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings, commodities-related holdings and other trading practices that seek to exploit variations in portfolio valuations that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

            When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

            There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

            The fund's policies and procedures may be modified or terminated at any time.

 34    Policies You Should Know About

            Redemption Fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


            The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by DeAM or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.


                                           Policies You Should Know About     35

            The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs, (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders (iii) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (iv) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;
            (v) transactions involving hardship of any registered shareholder;
            (vi) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (vii) transactions involving shares purchased through the reinvestment of dividends or other distributions; (viii) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g. shares converting from class B to Class A) (the redemption fee period will carry over to the acquired shares); (ix) transactions initiated by a fund or administrator (e.g. redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (x) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).



            The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the fund's Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.


 36    Policies You Should Know About

            ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

            QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

            Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

            Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

            If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

            The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

                                           Policies You Should Know About     37

            When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

            We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

            When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

            A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

            Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

            Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

 38    Policies You Should Know About

            You may obtain additional information about other ways to sell your shares by contacting your investment provider.

            Account Statements: We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

            How the fund calculates share price

            To calculate net asset value per share, or NAV, the share class uses the following equation:

                    TOTAL ASSETS - TOTAL LIABILITIES
              -------------------------------------------   =  NAV
                   TOTAL NUMBER OF SHARES OUTSTANDING

            The price at which you buy and sell shares is the NAV.


            We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-U.S. securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures".)


                                           Policies You Should Know About     39

            To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

            The fund charges a short-term redemption fee equal to 2.00% of the value of Institutional Class shares redeemed or exchanged within 30 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

            Other rights we reserve

            You should be aware that we may do any of the following:

            o withdraw or suspend the offering of shares at any time

            o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

            o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

            o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

            o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

 40    Policies You Should Know About

            o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

            o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimum at any time)

            o redeem your shares or close your account on 60 days' notice (90 days for retirement accounts) if it fails to meet the minimum account balance requirement of $1,000,000 for any reason other than a change in market value

            o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

            o suspend or postpone redemptions during periods when the New York
              Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

            By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

            The fund has regular schedules for paying out any earnings to shareholders:


            o The fund earns income from structured notes and certain swap contracts, dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


                                    Understanding Distributions and Taxes     41

            o The fund intends to pay dividends to shareholders annually in
              December.

            o The fund intends to pay distributions from realized capital gains annually, usually in December. If necessary, the fund may distribute at other times as needed.

            You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.
            Buying and selling fund shares will usually have tax consequences for you (except in a IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

            The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:

            --------------------------------------------------------------------------------------------------------
            Generally taxed at capital                            Generally taxed at ordinary
            gain rates:                                           income rates:
            --------------------------------------------------------------------------------------------------------
            Distributions from the fund
            o gains from the sale of securities held by the       o gains from the sale of securities held by the
              fund for more than one year                           fund for one year or less
            o qualified dividend income                           o all other taxable income
            --------------------------------------------------------------------------------------------------------
            Transaction involving fund shares
            o gains from selling fund shares held for more        o gains from selling fund shares held for one year
              than one year                                         or less
            --------------------------------------------------------------------------------------------------------

-------------------

       Because each
  shareholder's tax
       situation is
   unique, ask your
   tax professional
      about the tax
    consequences of
  your investments,
including any state
      and local tax
      consequences.
-------------------

 42    Understanding Distributions and Taxes

            Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally should be entitled to claim a credit or deduction with respect to foreign taxes if more than 50% of the fund's total assets at the close of its taxable year consists of stock and securities of foreign corporations, and if other certain conditions are met. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

            For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for lower rates to apply.

            For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

            Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

            If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

                                    Understanding Distributions and Taxes     43

            Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.


            The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.


            Tax Risk. The status of commodities-linked notes, swaps and other derivative instruments under tests to qualify as a RIC under the Internal Revenue Code is not certain, and the fund does not intend to obtain a ruling from the Internal Revenue Service. Generally, if these instruments do not qualify as "securities," the fund will fail to qualify as a RIC. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits.

 44    Understanding Distributions and Taxes

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments                              SEC
------------------------------------------------------------------------------------------------------
222 South Riverside Plaza                        Public Reference Section
Chicago, IL 60606-5808                           Washington, D.C. 20549-0102
www.scudder.com                                  www.sec.gov
(800) 730-1313                                   (202 942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
[SCUDDER INVESTMENTS LOGO]
                                                 SEC File Number:
[MEMBER OF DEUTSCHE ASSET MANAGEMENT LOGO]       Scudder Commodity Securities Fund    811-6071


[RECYCLE LOGO] Printed on recycled paper.   (2/14/05) SCSF-1-IN

                                                      [SCUDDER INVESTMENTS LOGO]

                        Class S Shares



Prospectus

--------------------------------------------------------------------------------

                           Subject to Completion February 4, 2005

--------------------------------------------------------------------------------

                         Scudder Commodity Securities Fund


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

 Contents
--------------------------------------------------------------------------------


  How the Fund Works                         How to Invest in the Fund
   4  The Fund's Main Investment             26  How to Buy, Sell and
      Strategy                                   Exchange Class S Shares
   9  The Main Risks of Investing            28  Policies You Should Know About
      in the Fund
                                             39  Understanding Distributions
  16  The Fund's Performance History             and Taxes
  17  How Much Investors Pay
  18  Other Policies and Secondary
      Risks
  21  Who Manages and Oversees the
      Fund
  24  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Class S Shares are generally not available to new investors. You can find Scudder prospectuses on the Internet for Class S shares at myScudder.com.

--------------------------------------------------------------------------------

                                         CLASS S
                         fund number     85

--------------------------------------------------------------------------------

Scudder Commodity Securities Fund

            The Fund's Main Investment Strategy

            The fund's investment objective is capital appreciation. The fund seeks to achieve its investment objective by focusing on commodities-related securities and equity-related securities, including commodities-related structured notes and similar instruments, that Deutsche Investment Management Americas Inc., the fund's investment advisor ("DeIM" or "Advisor"), believes are undervalued but have favorable prospects for appreciation. The fund will measure its performance against a benchmark comprised of 25% of the Morgan Stanley Capital International ("MSCI") World Energy Index, 25% of the MSCI World Materials Index and 50% of the Goldman Sachs Commodities Index ("GSCI"). The fund is designed for investors who seek to diversify their overall portfolios by adding exposure to the commodities markets. Of course, there can be no guarantee that the fund's investments would not be correlated with traditional financial assets under any particular market conditions.

            The fund follows a focused investment approach tending to invest in securities of between 40 to 80 issuers, although this number can vary depending on market conditions. The companies in commodities-related industries in which the fund will invest primarily will have market capitalizations that range, in the current market environment, from approximately $100 million to approximately $200 billion. However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the fund may invest.

 4    Scudder Commodity Securities Fund

            Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and other securities of companies in commodities-related industries or other investments where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes, swap agreements and futures contracts. Securities of companies in commodities-related industries include common stocks, preferred securities, warrants, convertible securities and other equity and commodities-linked securities issued by such companies or other investments where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes, swap agreements and futures contracts. Cash collateral for the fund's holdings of commodity-linked structured notes and swaps will be included in this 80% test. If the fund invests in structured notes that embody a form of leverage, the cash collateral portion of the fund's assets could be substantial.

            Commodities are assets that have tangible properties, such as oil, metal and agricultural products. Commodities-related industries include, but are not limited to (i) those directly engaged in the production of commodities such as minerals, metals, agricultural commodities, chemicals, pulp and paper, building materials, oil and gas, other energy or other natural resources and (ii) companies that use commodities extensively in their products or provide services to commodities-related industries. The Advisor considers a company to be in a commodities-related industry if, as determined by the Advisor, at least 50% of the company's assets, revenues or net income are derived from or related to a commodities-related industry.

                                         Scudder Commodity Securities Fund     5

            The fund intends to invest in commodity-linked derivative instruments, in particular structured notes, swap agreements and futures contracts. The fund typically will seek to gain exposure to the commodities markets by investing in commodity-linked notes. The fund may also seek to replicate the performance of a commodity index or structured note by investing in futures contracts. It also intends to invest in commodity swap agreements to a lesser extent, primarily to quickly invest cash inflows from sales of fund shares in instruments exposed to changes in commodity prices. The Board of Trustees will monitor the Fund's use of swap agreements, including the level of assets committed to swap agreements and the purposes for which they are utilized. In a typical commodity swap agreement, the fund will receive the price appreciation (or depreciation) of a commodity index, or a portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Commodities-linked structured notes and other commodities-linked derivative investments (other than futures contracts) are hybrid instruments excluded from regulation under the Commodity Exchange Act, so that the fund will not be considered a "commodity pool." From time to time the fund may invest in instruments that are regulated under that Act. A hybrid instrument is a derivative investment. Its value is derived from, or linked to, the value of another investment or asset. Hybrid instruments have higher risk of volatility and loss of principal.


            Goldman Sachs Commodities Index

            The fund intends to invest in derivative instruments linked to the performance of the GSCI and, under normal market conditions, between 30% and 70% of the fund's assets will be exposed to the performance of that index. The GSCI is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across a spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment.

 6    Scudder Commodity Securities Fund

            Currently, the GSCI contains 24 commodities from all commodity sectors: six energy products, seven metals, and eleven agricultural products. This broad range of constituent commodities can provide the GSCI with a level of diversification both across subsectors and within each subsector. This diversity can mitigate the effects of highly idiosyncratic events, which have large implications for the individual commodity markets, but may be muted when aggregated to the level of the GSCI. Nevertheless, over the past 10 years, energy products have represented between 50% and 75% of the GSCI.

            The GSCI is "world-production weighted" (i.e., the quantity of each commodity in the index is determined by the average quantity of production in the last five years of available data). The world-production weighting of GSCI is generally updated every year.

            A more detailed description of the GSCI is found in the Statement of Additional Information.

            Other Portfolio Investments


            The fund will invest globally and may invest without limit in securities of non-U.S. issuers. The fund may invest in securities of foreign issuers in foreign markets and in the form of American Depositary Receipts ("ADRs"), and European Depositary Receipts ("EDRs") and other depositary receipts.


            The fund, under normal market conditions, will invest in securities of companies domiciled primarily in developed countries, but the fund may invest up to 30% of its net assets in securities of companies domiciled in emerging markets countries.

            The fund may invest up to 20% of its net assets in preferred securities of companies in commodities-related industries. The fund will not invest more than 20% of its net assets in preferred stock rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the securities to pay interest and repay principal. Due in part to the risk involved in investing in securities of below investment grade quality, an investment in the fund should be considered speculative.

                                         Scudder Commodity Securities Fund     7

            The fund may also invest up to 15% of its net assets in illiquid securities.

            The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete transactions.

            Investment Process

            The Advisor may determine, based on various factors, including changes in supply and demand for a certain commodity or commodities, broad economic projections or better relative value than investing in direct equity securities, to invest between 30% and 70% of the fund's assets in securities linked to physical commodities or an index of physical commodities, i.e., commodities-linked structured notes and swaps, as well as (as a hedge against a decline in the value of its portfolio investments or to achieve returns consistent with those anticipated to be earned from investments in commodities-related securities) options, swaps and futures contracts related to physical commodities or commodities indexes.

            Fundamental, valuation-driven equity research is the Advisor's primary source of value-added, and stock selection is the Advisor's primary performance driver. The Advisor begins with an actionable top-down view on the underlying commodities, and based on its company-specific knowledge, chooses the stocks expected to perform best in that environment. The Advisor's top-down analysis also assists with switching among early- and late-cycle companies and country allocation. Allocation among the energy and materials sectors and any industry group within the sectors is an added performance driver.

            To enable the Advisor to achieve its investment objective through commodity, economic and investment cycles, the Advisor's equity returns are augmented by reinforcing the Advisor's commodity views via exposure to commodities-linked structured notes and swaps. The Advisor may also anticipate future investments in equities or may seek to replicate the performance of a commodity index or structured note by investing in options and futures contracts.

 8    Scudder Commodity Securities Fund

            The Advisor may focus on the securities of particular issuers or industries within the commodities-related industries in which the fund invests, or in particular countries or regions, at different times. The Advisor will normally sell a stock when it believes that its price is unlikely to go higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given commodities-related industry.

            The Main Risks of Investing in the Fund

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            Commodity Risk. The fund will invest in equity securities issued by companies in commodities-related industries and other securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Advisor's judgments about trends in the prices of these securities and commodities may prove to be incorrect.

                                         Scudder Commodity Securities Fund     9

            Commodity-Linked and Other Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The fund will ordinarily invest in commodity-linked derivative instruments, including commodity-linked structured notes, commodity swap agreements and futures contracts. The fund may also utilize a variety of other derivative instruments with respect to securities, interest rates or other assets for investment or risk management purposes including, but not limited to, swap agreements, options, futures contracts and options on futures contracts.

            The fund's use of derivative instruments, including commodity-linked derivative instruments, involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives, including commodity-linked derivative instruments, are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, issuer risk, interest rate transactions risk, credit risk, counterparty risk, and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index, and the risk of exposure to the effects of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. If the fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Further, there is a risk that the fund will not be able to find a suitable counterparty with whom to enter into these transactions. The use of derivatives also may increase the amount of taxes payable by shareholders.

 10    Scudder Commodity Securities Fund

            The fund's investments in commodity-linked derivative instruments may subject the fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, as described above. Because the performance of commodity-linked derivative instruments is linked to the performance of underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets, which may be speculative. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price.

            The fund will also seek to gain exposure to the commodities markets by investing in commodity swap agreements. Swap transactions are privately negotiated agreements between a fund and a counterparty and the obligations thereunder may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

            In addition to the commodity-related risks described above, the fund's investments in commodity-linked notes are also subject to risks, such as credit, stock market and interest rate transactions risks, that in general affect the values of debt securities. Therefore, at the maturity of a commodity-linked note, the fund may receive more or less principal that it originally invested. The fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

            Concentration Risk. The fund concentrates its investments in securities related to commodities-related industries. As a result, market price movements, regulatory changes, or economic conditions affecting companies in these industries will have a significant impact on the fund's performance.

                                        Scudder Commodity Securities Fund     11

            Correlation Risk. The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.


            Counterparty Risk. The fund will be subject to credit risk with respect to derivative contracts entered into by the fund or held by special purpose or structured vehicles in which the fund invests. This is a principal risk for the fund because it will normally invest in commodity-linked derivative instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Advisor typically requires that the fund's counterparties to commodity-linked derivative instruments post collateral equivalent to their obligations under the derivative. Moreover, the fund typically enters into commodity-linked derivative transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Advisor to be of comparable quality.


            Credit Risk. This is the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

            Issuer Risk. The value of securities and other instruments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

            Focus Risk. A strategy of investing in a limited number of securities may increase the volatility of the fund's investment performance compared to a strategy of investing in a larger number of securities.

 12    Scudder Commodity Securities Fund

            Foreign Investment Risk. Foreign investments involve certain special risks, including:

            o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

            o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies.

            o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the U.S. market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supplies of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

            o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

            o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the U.S.

                                        Scudder Commodity Securities Fund     13

            o Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special U.S. tax considerations may apply to the fund's foreign investments.

            o Emerging Market Risk. All of the risks of investing in foreign securities, as discussed below, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

            Interest Rate Transactions Risk. A decline in interest rates may result in a decline in the value of a swap or cap, which may result in a decline in the net asset value of the fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the fund.

            Liquidity Risk. The commodity-linked notes and swaps in which the fund will invest may be illiquid and thus, they may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

 14    Scudder Commodity Securities Fund

            Management Risk. The fund is subject to management risk because it is an actively managed investment portfolio. The Advisor will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund will be subject to a relatively high level of management risk because the fund invests in derivative products, and commodity-linked derivative products in particular, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds.

            Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

            Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform, both in the US and abroad. Although commodities have not historically been correlated with movements in stocks, when stock prices fall, the value of your investment could fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

                                        Scudder Commodity Securities Fund     15

            Tax Risk. The status of commodities-linked notes, swaps, futures and other derivative instruments under tests to qualify as a regulated investment company ("RIC") under the Internal Revenue Code is not certain, and the fund does not intend to obtain a ruling from the Internal Revenue Service. Generally, if these instruments do not qualify as "Securities," the fund will fail to qualify as a RIC. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits.


The Fund's Performance History

            As the fund has not yet commenced operations, no performance information is available as of the date of this Prospectus.

 16    Scudder Commodity Securities Fund

How Much Investors Pay

The fund's S shares have no sales charges or other shareholder fees. The fund does have annual operating expenses and, as a shareholder of Class S shares, you pay them indirectly.


  --------------------------------------------------------------------------
  Fee Table                                                          Class S
  --------------------------------------------------------------------------
  Shareholder Fees, paid directly from your investment
  --------------------------------------------------------------------------
  Redemption Fee (as % of amount redeemed, if applicable)(1)          2.00%
  --------------------------------------------------------------------------

  Annual Operating Expenses, deducted from fund assets
  --------------------------------------------------------------------------
  Management Fee                                                      0.95%
  --------------------------------------------------------------------------
  Distribution/Service (12b-1) Fees                                   0.00
  --------------------------------------------------------------------------
  Other Expenses(2)                                                   0.87
  --------------------------------------------------------------------------
  Total Annual Operating Expenses                                     1.82
  --------------------------------------------------------------------------
  Less Fee Waivers/Expense Reimbursements                             0.47
  --------------------------------------------------------------------------
  Total Net Annual Operating Expenses(3)                              1.35
  --------------------------------------------------------------------------

(1) The 2% redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

(2) Because the fund has no operating history prior to the date of this prospectus, these expenses are based on estimated amounts for the current fiscal year.

(3) The Advisor and administrator have contractually agreed through October 31, 2006 to waive a portion of their fees and/or reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses, taxes, brokerage and interest expenses) remains at the level indicated as "Total Net Annual Operating Expenses."

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold all of your shares at the end of each period. This is only an example; actual expenses will be different.


  -----------------------------------------------------------------
  Example                                     1 Year        3 Years
  -----------------------------------------------------------------
  Class S                                      $137          $516
  -----------------------------------------------------------------

                                        Scudder Commodity Securities Fund     17

Other Policies and Secondary Risks

            While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

            Other policies

            o Although major changes tend to be infrequent, the fund's Board could change that fund's investment goal without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the Scudder Commodity Securities Fund's 80% investment policy.

            o As a temporary defensive measure, the fund could shift up to 100%
              of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

            o Income is not a primary consideration of the Advisor in selecting securities for the fund's portfolio although certain securities will generate interest income.

 18    Other Policies and Secondary Risks

            Secondary Risks


            Leveraging Risk. Although the fund itself will not be leveraged, certain transactions may give rise to a form of leverage. Such transactions may include, among others, structured notes, reverse repurchase agreements, indexed and inverse floating rate securities, swap agreements, futures contracts, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, DeIM will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

            Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

            Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                                       Other Policies and Secondary Risks     19

            For More Information

            This prospectus doesn't tell you about every policy or risk of investing in the fund.

            If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


            The fund's complete portfolio holdings as of the end of each calendar month are posted on myScudder.com ordinarily on the 15(th) day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the myScudder.com information is current (expected to be at least three months). The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


            Keep in mind that there is no assurance that any mutual fund will achieve its goal.

 20    Other Policies and Secondary Risks

Who Manages and Oversees the Fund

            Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ('DeIM'), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

            Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

            DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

            The investment advisor

            DeIM, which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the fund's Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

            As compensation for it's services, DeIM is entitled to receive from the Fund a fee (based upon the Fund's average daily net assets) in accordance with the following schedule: 0.95% for the first $500 million, 0.90% for the next $500 million, and 0.85% for amounts over $1 billion. This fee will be computed daily and paid monthly.

                                        Who Manages and Oversees the Fund     21

The portfolio managers

The following people handle the day-to-day management of the fund.

    Theresa Gusman                           Jeffrey Saeger
    Managing Director of Deutsche Asset      Vice President of Deutsche Asset
  Management and Lead Portfolio Manager    Management and Portfolio Manager of the
  of the Fund.                               Fund
     o Joined Deutsche Asset Management    o Joined Deutsche Asset Management in
       in 1995                                    1996
     o Over 21 years of investment         o Over 10 years of investment industry
       industry experience                        experience
     o B.A., State University of New York  o B.A., State University of New York at
       at Stony Brook                             Fredonia
    Terence P. Brennan
    Vice President of Deutsche Asset
    Management and Portfolio Manager of
    the Fund
     o Joined Deutsche Asset Management
       in 1999
     o Over 19 years of investment
       industry experience
     o B.A., Fordham University

 22    Who Manages and Oversees the Fund

            Regulatory and litigation matters

            Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

                                        Who Manages and Oversees the Fund     23

Financial Highlights

            As the fund has not yet commenced operations, no financial information is available as of the date of this Prospectus.

 24    Financial Highlights

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

These instructions are for buying and selling Class S shares, which are generally not available to new investors.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."


--------------------------------------------------------------------------------------------------------
First investment                                      Additional investments
--------------------------------------------------------------------------------------------------------
$2,500 or more for regular accounts                   $50 or more for regular accounts and IRA accounts
$1,000 or more for IRAs                               $50 or more with an Automatic Investment Plan
$1,000 or more with an Automatic Investment Plan
--------------------------------------------------------------------------------------------------------
By mail or express mail (see below)
o Fill out and sign an application                    o Send a Scudder investment slip or short note
                                                        that includes:
o Send it to us at the appropriate address, along
  with an investment check                            o fund and class name
                                                      o account number
                                                      o check payable to "The Scudder Funds"
--------------------------------------------------------------------------------------------------------
By wire
o Call 1-800-SCUDDER for instructions                 o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------------------------------
By phone
Not available                                         o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------------------------------
With an automatic investment plan
o Fill in the information on your application and     o To set up regular investments from a bank
  include a voided check                                checking account, call 1-800-SCUDDER
--------------------------------------------------------------------------------------------------------
Using QUICKBUY
Not available                                         o Call 1-800-SCUDDER to speak to a representative
                                                      o or, to use QuickBuy on SAIL(TM), call
                                                        1-800-343-2890 and follow the instructions on
                                                        how to purchase shares
--------------------------------------------------------------------------------------------------------
On the Internet
o Go to "funds and prices" at myScudder.com           o Call 1-800-SCUDDER to ensure you have electronic
                                                        services
o Print out a prospectus and a new account
application                                           o Register at myScudder.com
o Complete and return the application with your       o Follow the instructions for buying shares with
  check                                                 money from your bank account
 -------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669

Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, 6th floor, Kansas City, MO 64105-1614

Fax number:1-800-821-6234 (for exchanging and selling only)

 26    How to Buy, Sell and Exchange Class S Shares

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.



--------------------------------------------------------------------------------------------------------
Exchanging into another fund                          Selling shares
--------------------------------------------------------------------------------------------------------
$2,500 or more to open a new account                  Some transactions, including most for over
($1,000 or more for IRAs)                             $100,000, can only be ordered in writing; if
                                                      you're in doubt, see page 34
$50 or more for exchanges between existing
accounts
--------------------------------------------------------------------------------------------------------
By phone or wire
o Call 1-800-SCUDDER for instructions                 o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------------------------------
Using SAIL(TM)
o Call 1-800-343-2890 for instructions                o Call 1-800-343-2890 for instructions
--------------------------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)
Your instructions should include:                     Your instructions should include:
o the fund, class and account number you're           o the fund, class and account number from which
  exchanging out of                                     you want to sell shares
o the dollar amount or number of shares you want      o the dollar amount or number of shares you want
  to exchange                                           to sell
o the name and class of the fund you want to          o your name(s), signature(s) and address, as they
  exchange into                                         appear on your account
o your name(s), signature(s) and address, as they     o a daytime telephone number
  appear on your account
o a daytime telephone number
--------------------------------------------------------------------------------------------------------
With an automatic withdrawal plan
Not available                                         o To set up regular cash payments from a Scudder
                                                        account, call 1-800-SCUDDER
--------------------------------------------------------------------------------------------------------
Using QuickSell
Not available                                         o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------------------------------
On the Internet
o Register at myScudder.com                           o Register at myScudder.com
o Follow the instructions for making on-line          o Follow the instructions for making on- line
  exchanges                                             redemptions
--------------------------------------------------------------------------------------------------------


                             How to Buy, Sell and Exchange Class S Shares     27

Policies You Should Know About

            Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

            If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

            Keep in mind that the information in this prospectus applies only to the fund's Class S shares. The fund has other share classes, which are described in a separate prospectus and which have different fees, requirements, and services.

            In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-SCUDDER or contact your financial institution.

            Policies about transactions

            The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

            To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you:
            When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

 28    Policies You Should Know About

            We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

            We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

            The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges). In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

            If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

            The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

            Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

                                           Policies You Should Know About     29

            Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations". Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

            The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

            The fund's policies include:

            o The fund imposes a 2% redemption fee on all fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption Fees");

            o The fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

            o The fund has adopted certain fair valuation practices reasonably designed to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings, commodities-related holdings and other trading practices that seek to exploit variations in portfolio valuations that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

 30    Policies You Should Know About

            When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

            There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

            The fund's policies and procedures may be modified or terminated at any time.

            Redemption Fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

                                           Policies You Should Know About     31

            The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by DeAM or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.


 32    Policies You Should Know About

            The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs, (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders, (iii) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (iv) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;
            (v) transactions involving hardship of any registered shareholder;
            (vi) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (vii) transactions involving shares purchased through the reinvestment of dividends or other distributions; (viii) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g. shares converting from class B to Class A) (the redemption fee period will carry over to the acquired shares); (ix) transactions initiated by a fund or administrator (e.g. redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (x) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).


                                           Policies You Should Know About     33

            The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Fund's Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.


            SAIL(TM), the Scudder Automated Information Line is available 24 hours a day at 1-800-343-2890. You can use our automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

            Telephone and electronic transactions. Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses the may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

            QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.

 34    Policies You Should Know About

            The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

            When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

            We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

            When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

            A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.

            Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

                                           Policies You Should Know About     35

            Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received) although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

            You may obtain additional information about other ways to sell your shares by contacting your investment provider.

            How the fund calculates share price

            For each share class, the price at which you buy shares is the net asset value per share, or NAV.

            To calculate NAV, the fund uses the following equation:

                    TOTAL ASSETS - TOTAL LIABILITIES
              -------------------------------------------   =  NAV
                   TOTAL NUMBER OF SHARES OUTSTANDING

            The price at which you sell shares is also the NAV.

 36    Policies You Should Know About

            We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures".)


            To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

            The fund charges a short-term redemption fee equal to 2.00% of the value of Class S shares redeemed or exchanged within 30 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

                                           Policies You Should Know About     37

            Other rights we reserve

            You should be aware that we may do any of the following:

            o withdraw or suspend the offering of shares at any time

            o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


            o close your account and send you the proceeds if your balance falls below $2,500 for Class S shareholders or ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance)


            o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

            o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

            o close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

 38    Policies You Should Know About

            o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

            o reject or limit purchases of shares for any reason without prior notice

            o suspend or postpone redemptions during periods when the New York
              Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

            o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

Understanding Distributions and Taxes

            By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

            The fund has regular schedules for paying out any earnings to shareholders:


            o The fund earns income from structured notes and certain swap contracts, dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


            o The fund intends to pay dividends to shareholders annually in
              December.

            o The fund intends to pay distributions from realized capital gains annually, usually in December. If necessary, the fund may distribute at other times as needed.

                                    Understanding Distributions and Taxes     39

            You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

            Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

            The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:

            --------------------------------------------------------------------------------------------------------
            Generally taxed at capital                            Generally taxed at ordinary
            gain rates:                                           income rates:
            --------------------------------------------------------------------------------------------------------
            Distributions from the fund
            o gains from the sale of securities held by the       o gains from the sale of securities held by the
              fund for more than one year                           fund for one year or less
            o qualified dividend income                           o all other taxable income
            --------------------------------------------------------------------------------------------------------
            Transaction involving fund shares
            o gains from selling fund shares held for more        o gains from selling fund shares held for one year
              than one year                                         or less
            --------------------------------------------------------------------------------------------------------

            Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally should be entitled to claim a credit or deduction with respect to foreign taxes if more than 50% of the fund's total assets at the close of its taxable year consists of stock and securities of foreign corporations, and if other certain conditions are met. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

 40    Understanding Distributions and Taxes

            For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for lower rates to apply.

            For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

            Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

            If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

            Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.


            The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.


                                    Understanding Distributions and Taxes     41

            Tax Risk. The status of commodities-linked notes, swaps and other derivative instruments under tests to qualify as a RIC under the Internal Revenue Code is not certain, and the fund does not intend to obtain a ruling from the Internal Revenue Service. Generally, if these instruments do not qualify as "securities," the fund will fail to qualify as a RIC. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits.

 42    Understanding Distributions and Taxes

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-SCUDDER, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.

Scudder Investments                              SEC
------------------------------------------------------------------------------------------------------
PO Box 219669                                    Public Reference Section
Kansas City, MO 64121-9669                       Washington, D.C. 20549-0102
myScudder.com                                    www.sec.gov
1-800-SCUDDER                                    1-202-942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
[SCUDDER INVESTMENTS LOGO]
                                                 SEC File Number:
[MEMBER OF DEUTSCHE ASSET MANAGEMENT LOGO]       Scudder Commodity Securities Fund    811-6071


[RECYCLE LOGO] Printed on recycled paper.   (2/14/05) 85-2-015

                                                      [SCUDDER INVESTMENTS LOGO]

                        Classes A, B and C



Prospectus

--------------------------------------------------------------------------------

                           Subject to Completion February 4, 2005

--------------------------------------------------------------------------------

                         Scudder Commodity Securities Fund


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

 Contents
--------------------------------------------------------------------------------


  How the Fund Works                         How to Invest in the Fund
   4  The Fund's Main Investment             27  Choosing a Share Class
      Strategy
                                             33  How to Buy Shares
   9  The Main Risks of Investing in
      the Fund                               34  How to Exchange or Sell
                                                 Shares
  17  How Much Investors Pay
                                             35  Policies You Should Know
  19  Other Policies and Secondary               About
      Risks
                                             36  Policies About Transactions
  22  Who Manages and Oversees
      the Fund                               44  How the Fund Calculates
                                                 Share Price
  25  Financial Highlights
                                             45  Other Rights We Reserve
                                             47  Understanding Distributions and
                                                 Taxes

How the Fund Works

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in this fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------

                                         Class A   Class B   Class C
                         fund number     485       685       785

--------------------------------------------------------------------------------

Scudder Commodity Securities Fund

            The Fund's Main Investment Strategy

            The fund's investment objective is capital appreciation. The fund seeks to achieve its investment objective by focusing on commodities-related securities and equity-related securities, including commodities-related structured notes and similar instruments, that Deutsche Investment Management Americas Inc., the fund's investment advisor ("DeIM" or "Advisor"), believes are undervalued but have favorable prospects for appreciation. The fund will measure its performance against a benchmark comprised of 25% of the Morgan Stanley Capital International ("MSCI") World Energy Index, 25% of the MSCI World Materials Index and 50% of the Goldman Sachs Commodities Index ("GSCI"). The fund is designed for investors who seek to diversify their overall portfolios by adding exposure to the commodities markets. Of course, there can be no guarantee that the fund's investments would not be correlated with traditional financial assets under any particular market conditions.

            The fund follows a focused investment approach tending to invest in securities of between 40 to 80 issuers, although this number can vary depending on market conditions. The companies in commodities-related industries in which the fund will invest primarily will have market capitalizations that range, in the current market environment, from approximately $100 million to approximately $200 billion. However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the fund may invest.

 4    Scudder Commodity Securities Fund

            Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and other securities of companies in commodities-related industries or other investments where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes, swap agreements and futures contracts. Securities of companies in commodities-related industries include common stocks, preferred securities, warrants, convertible securities and other equity and commodities-linked securities issued by such companies or other investments where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes, swap agreements and futures contracts. Cash collateral for the fund's holdings of commodity-linked structured notes and swaps will be included in this 80% test. If the fund invests in structured notes that embody a form of leverage, the cash collateral portion of the fund's assets could be substantial.

            Commodities are assets that have tangible properties, such as oil, metal and agricultural products. Commodities-related industries include, but are not limited to (i) those directly engaged in the production of commodities such as minerals, metals, agricultural commodities, chemicals, pulp and paper, building materials, oil and gas, other energy or other natural resources and (ii) companies that use commodities extensively in their products or provide services to commodities-related industries. The Advisor considers a company to be in a commodities-related industry if, as determined by the Advisor, at least 50% of the company's assets, revenues or net income are derived from or related to a commodities-related industry.

                                         Scudder Commodity Securities Fund     5

            The fund intends to invest in commodity-linked derivative instruments, in particular structured notes, swap agreements and futures contracts. The fund typically will seek to gain exposure to the commodities markets by investing in commodity-linked notes. The fund may also seek to replicate the performance of a commodity index or structured note by investing in futures contracts. It also intends to invest in commodity swap agreements to a lesser extent, primarily to quickly invest cash inflows from sales of fund shares in instruments exposed to changes in commodity prices. The Board of Trustees will monitor the Fund's use of swap agreements, including the level of assets committed to swap agreements and the purposes for which they are utilized. In a typical commodity swap agreement, the fund will receive the price appreciation (or depreciation) of a commodity index, or a portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Commodities-linked structured notes and other commodities-linked derivative investments (other than futures contracts) are hybrid instruments excluded from regulation under the Commodity Exchange Act, so that the fund will not be considered a "commodity pool." From time to time the fund may invest in instruments that are regulated under that Act. A hybrid instrument is a derivative investment. Its value is derived from, or linked to, the value of another investment or asset. Hybrid instruments have higher risk of volatility and loss of principal.


            Goldman Sachs Commodities Index

            The fund intends to invest in derivative instruments linked to the performance of the GSCI and, under normal market conditions, between 30% and 70% of the fund's assets will be exposed to the performance of that index. The GSCI is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across a spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment.

 6    Scudder Commodity Securities Fund

            Currently, the GSCI contains 24 commodities from all commodity sectors: six energy products, seven metals, and eleven agricultural products. This broad range of constituent commodities can provide the GSCI with a level of diversification both across subsectors and within each subsector. This diversity can mitigate the effects of highly idiosyncratic events, which have large implications for the individual commodity markets, but may be muted when aggregated to the level of the GSCI. Nevertheless, over the past 10 years, energy products have represented between 50% and 75% of the GSCI.

            The GSCI is "world-production weighted" (i.e., the quantity of each commodity in the index is determined by the average quantity of production in the last five years of available data). The world-production weighting of GSCI is generally updated every year.

            A more detailed description of the GSCI is found in the Statement of Additional Information.

            Other Portfolio Investments


            The fund will invest globally and may invest without limit in securities of non-U.S. issuers. The fund may invest in securities of foreign issuers in foreign markets and in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other depositary receipts.


            The fund, under normal market conditions, will invest in securities of companies domiciled primarily in developed countries, but the fund may invest up to 30% of its net assets in securities of companies domiciled in emerging markets countries.

            The fund may invest up to 20% of its net assets in preferred securities of companies in commodities-related industries. The fund will not invest more than 20% of its net assets in preferred stock rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the securities to pay interest and repay principal. Due in part to the risk involved in investing in securities of below investment grade quality, an investment in the fund should be considered speculative.

                                         Scudder Commodity Securities Fund     7

            The fund may also invest up to 15% of its net assets in illiquid securities.

            The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

            Investment Process

            The Advisor may determine, based on various factors, including changes in supply and demand for a certain commodity or commodities, broad economic projections or better relative value than investing in direct equity securities, to invest between 30% and 70% of the fund's assets in securities linked to physical commodities or an index of physical commodities, i.e., commodities-linked structured notes and swaps, as well as (as a hedge against a decline in the value of its portfolio investments or to achieve returns consistent with those anticipated to be earned from investments in commodities-related securities) options and futures contracts related to physical commodities or commodities indexes.

            Fundamental, valuation-driven equity research is the Advisor's primary source of value-added, and stock selection is the Advisor's primary performance driver. The Advisor begins with an actionable top-down view on the underlying commodities, and based on its company-specific knowledge, chooses the stocks expected to perform best in that environment. The Advisor's top-down analysis also assists with switching among early- and late-cycle companies and country allocation. Allocation among the energy and materials sectors and any industry group within the sectors is an added performance driver.

            To enable the Advisor to achieve its investment objective through commodity, economic and investment cycles, the Advisor's equity returns are augmented by reinforcing the Advisor's commodity views via exposure to commodities-linked structured notes and swaps. The Advisor may also anticipate future investments in equities or may seek to replicate the performance of a commodity index or structured note by investing in options and futures contracts.

 8    Scudder Commodity Securities Fund

            The Advisor may focus on the securities of particular issuers or industries within the commodities-related industries in which the fund invests, or in particular countries or regions, at different times. The Advisor will normally sell a stock when it believes that its price is unlikely to go higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given commodities-related industry.

            The Main Risks of Investing in the Fund

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            Commodity Risk. The fund will invest in equity securities issued by companies in commodities-related industries and other securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Advisor's judgments about trends in the prices of these securities and commodities may prove to be incorrect.

                                         Scudder Commodity Securities Fund     9

            Commodity-Linked and Other Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The fund will ordinarily invest in commodity-linked derivative instruments, including commodity-linked structured notes, commodity swap agreements and futures contracts. The fund may also utilize a variety of other derivative instruments with respect to securities, interest rates or other assets for investment or risk management purposes including, but not limited to, swap agreements, options, futures contracts and options on futures contracts.

            The fund's use of derivative instruments, including commodity-linked derivative instruments, involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives, including commodity-linked derivative instruments, are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, issuer risk, interest rate transactions risk, credit risk, counterparty risk, and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index, and the risk of exposure to the effects of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. If the fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Further, there is a risk that the fund will not be able to find a suitable counterparty with whom to enter into these transactions. The use of derivatives also may increase the amount of taxes payable by shareholders.

 10    Scudder Commodity Securities Fund

            The fund's investments in commodity-linked derivative instruments may subject the fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, as described above. Because the performance of commodity-linked derivative instruments is linked to the performance of underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets, which may be speculative. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price.

            The fund will also seek to gain exposure to the commodities markets by investing in commodity swap agreements. Swap transactions are privately negotiated agreements between a fund and a counterparty and the obligations thereunder may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

            In addition to the commodity-related risks described above, the fund's investments in commodity-linked notes are also subject to risks, such as credit, stock market and interest rate transactions risks, that in general affect the values of debt securities. Therefore, at the maturity of a commodity-linked note, the fund may receive more or less principal that it originally invested. The fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

            Concentration Risk. The fund concentrates its investments in securities related to commodities-related industries. As a result, market price movements, regulatory changes, or economic conditions affecting companies in these industries will have a significant impact on the fund's performance.

                                        Scudder Commodity Securities Fund     11

            Correlation Risk. The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.


            Counterparty Risk. The fund will be subject to credit risk with respect to derivative contracts entered into by the fund or held by special purpose or structured vehicles in which the fund invests. This is a principal risk for the fund because it will normally invest in commodity-linked derivative instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Advisor typically requires that the fund's counterparties to commodity-linked derivative instruments post collateral equivalent to their obligations under the derivative. Moreover, the fund typically enters into commodity-linked derivative transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Advisor to be of comparable quality.


            Credit Risk. This is the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

            Issuer Risk. The value of securities and other instruments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

            Focus Risk. A strategy of investing in a limited number of securities may increase the volatility of the fund's investment performance compared to a strategy of investing in a larger number of securities.

 12    Scudder Commodity Securities Fund

            Foreign Investment Risk. Foreign investments involve certain special risks, including:

            o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

            o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies.

            o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the U.S. market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supplies of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

            o Currency Risk. The fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

            o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the U.S.

                                        Scudder Commodity Securities Fund     13

            o Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special U.S. tax considerations may apply to the fund's foreign investments.

            o Emerging Market Risk. All of the risks of investing in foreign securities, as discussed below, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

            Interest Rate Transactions Risk. A decline in interest rates may result in a decline in the value of a swap or cap, which may result in a decline in the net asset value of the fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the fund.

            Liquidity Risk. The commodity-linked notes and swaps in which the fund will invest may be illiquid and thus, they may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

 14    Scudder Commodity Securities Fund

            Management Risk. The fund is subject to management risk because it is an actively managed investment portfolio. The Advisor will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund will be subject to a relatively high level of management risk because the fund invests in derivative products, and commodity-linked derivative products in particular, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds.

            Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

            Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform, both in the US and abroad. Although commodities have not historically been correlated with movements stocks, when stock prices fall the value of your investment could fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

                                        Scudder Commodity Securities Fund     15

            Tax Risk. The status of commodities-linked notes, swaps, futures and other derivative instruments under tests to qualify as a regulated investment company ("RIC") under the Internal Revenue Code is not certain, and the fund does not intend to obtain a ruling from the Internal Revenue Service. Generally, if these instruments do not qualify as "Securities," the Fund will fail to qualify as a RIC. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits.


            The Fund's Performance History

            As the fund has not yet commenced operations, no performance information is available as of the date of this Prospectus.

 16    Scudder Commodity Securities Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.



  ----------------------------------------------------------------------------------
  Fee Table                                      Class A       Class B       Class C
  ----------------------------------------------------------------------------------
  Shareholder Fees, paid directly from your investment
  ----------------------------------------------------------------------------------
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as % of offering price)                        5.75%(1)      None          None
  ----------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge
  (Load)
  (as % of redemption proceeds)                   None(2)       4.00%         1.00%
  ----------------------------------------------------------------------------------
  Redemption Fee (as % of amount redeemed,
  if applicable)(3)                               2.00          2.00          2.00
  ----------------------------------------------------------------------------------

  Annual Operating Expenses, deducted from fund assets
  ----------------------------------------------------------------------------------
  Management Fee                                  0.95%         0.95%         0.95%
  ----------------------------------------------------------------------------------
  Distribution/Service (12b-1) Fees(4)            0.25          1.00          1.00
  ----------------------------------------------------------------------------------
  Other Expenses(5)                               0.77          0.77          0.77
  ----------------------------------------------------------------------------------
  Total Annual Operating Expenses                 1.97          2.72          2.72
  ----------------------------------------------------------------------------------
  Less Fee Waivers/Expense Reimbursements         0.47          0.47          0.47
  ----------------------------------------------------------------------------------
  Total Net Annual Operating Expenses(6)          1.50          2.25          2.25
  ----------------------------------------------------------------------------------



(1) Because of rounding in the calculation of offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class -- Class A shares").



(2) The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.



(3) The 2% redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.



(4)  Includes a shareholder servicing fee for Class B and C shares of 0.25%.



(5) Because the fund has no operating history prior to the date of this prospectus, these expenses are based on estimated amounts for the current fiscal year.



(6) The Advisor and administrator have contractually agreed through October 31, 2006 to waive a portion of their fees and/or reimburse expenses so that the total operating expense ratios (excluding extraordinary expenses, taxes, brokerage and interest expenses) remain at the level indicated as "Total Net Annual Operating Expenses."


                                        Scudder Commodity Securities Fund     17

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


  --------------------------------------------------------------
  Example                                  1 Year        3 Years
  --------------------------------------------------------------
  EXPENSES, assuming you sold your
  shares at the end of each period
  --------------------------------------------------------------
  Class A shares                            $719         $1,105
  --------------------------------------------------------------
  Class B shares                             628          1,090
  --------------------------------------------------------------
  Class C shares                             328            790
  --------------------------------------------------------------
  EXPENSES, assuming you kept your
    shares
  --------------------------------------------------------------
  Class A shares                            $719         $1,105
  --------------------------------------------------------------
  Class B shares                             228            790
  --------------------------------------------------------------
  Class C shares                             228            790
  --------------------------------------------------------------

 18    Scudder Commodity Securities Fund

Other Policies and Secondary Risks

            While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

            Other policies

            o Although major changes tend to be infrequent, the fund's Board could change that fund's investment goal without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy.

            o As a temporary defensive measure, the fund could shift up to 100%
              of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

            o Income is not a primary consideration of the Advisor in selecting securities for the fund's portfolio although certain securities will generate interest income.



                                       Other Policies and Secondary Risks     19

            Secondary risks

            Leveraging Risk. Although the fund itself will not be leveraged, certain transactions may give rise to a form of leverage. Such transactions may include, among others, structured notes, reverse repurchase agreements, indexed and inverse floating rate securities, swap agreements, futures contracts, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, DeIM will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

            Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

            Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

 20    Other Policies and Secondary Risks

            For more information

            This prospectus doesn't tell you about every policy or risk of investing in the fund.

            If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


            The fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15(th) day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


            Keep in mind that there is no assurance that any mutual fund will achieve its goal.

                                       Other Policies and Secondary Risks     21

Who Manages and Oversees the Fund

            Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

            Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

            DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

            The investment advisor

            DeIM, which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the fund's Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

            As compensation for it's services, DeIM is entitled to receive from the Fund a fee (based upon the Fund's average daily net assets) in accordance with the following schedule: 0.95% for the first $500 million, 0.90% for the next $500 million, and 0.85% for amounts over $1 billion. This fee will be computed daily and paid monthly.

 22    Who Manages and Oversees the Fund

            The portfolio managers

            The following people handle the day-to-day management of the fund.

     Theresa Gusman                      Jeffrey Saeger
     Managing Director of Deutsche       Vice President of Deutsche Asset
     Asset Management and Lead           Management and Portfolio Manager
     Portfolio Manager of the Fund.      of the Fund
      o Joined Deutsche Asset          o Joined Deutsche Asset Management
     Management in 1995                  in 1996
      o Over 21 years of investment    o Over 10 years of investment
     industry experience                 industry experience
      o B.A., State University of New  o B.A., State University of New
        York at Stony Brook            York at Fredonia
     Terence P. Brennan
     Vice President of Deutsche Asset
     Management and Portfolio Manager
     of the Fund
      o Joined Deutsche Asset
        Management in 1999
      o Over 19 years of investment
        industry experience
      o B.A., Fordham University

            Regulatory and litigation matters

            Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund

                                        Who Manages and Oversees the Fund     23
            valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

 24    Who Manages and Oversees the Fund

Financial Highlights

            As the fund has not yet commenced operations, no financial information is available as of the date of this Prospectus.

                                                     Financial Highlights     25

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus offers three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. Scudder Commodity Securities Fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


--------------------------------------------------------------------------------------------------------
Classes and Features                                  Points to help you compare
--------------------------------------------------------------------------------------------------------
Class A
Sales charges of up to 5.75%, charged when you buy
shares
o In most cases, no charges when you sell shares      o Some investors may be able to reduce or
                                                        eliminate their sales charges; see next page
o 0.25% annual distribution fee
                                                      o Total annual operating expenses are lower than
                                                        those for Class B or Class C
--------------------------------------------------------------------------------------------------------

Class B
o No charges when you buy shares                      o The deferred sales charge rate falls to zero
                                                        after six years
o Deferred sales charge declining from 4.00%,
  charged when you sell shares you bought within      o Shares automatically convert to Class A after
  the last six years                                    six years, which means lower annual expenses
                                                        going forward
o Up to 1.00% annual distribution and shareholder
  servicing fee
--------------------------------------------------------------------------------------------------------

Class C
o Deferred sales charge of 1.00%, charged when you    o The deferred sales charge rate is lower than for
  sell shares you bought within the last year           Class B, but your shares never convert to Class
                                                        A, so annual expenses remain higher
o Up to 1.00% annual distribution and shareholder
  servicing fee
--------------------------------------------------------------------------------------------------------


Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services. Financial advisors may also receive compensation from the fund for the services they provide to their clients.


                                                   Choosing a Share Class     27

            Class A shares

            Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

            Class A shares have a sales charge that varies with the amount you invest:


            --------------------------------------------------------------------
                               Sales charge as a % of     Sales Charge as a % of
            Your investment     offering price*,**        our net investment
            --------------------------------------------------------------------
            Up to $50,000               5.75%                      6.10%
            --------------------------------------------------------------------
            $50,000-$99,999             4.50                       4.71
            --------------------------------------------------------------------
            $100,000-$249,999           3.50                       3.63
            --------------------------------------------------------------------
            $250,000-$499,999           2.60                       2.67
            --------------------------------------------------------------------
            $500,000-$999,999           2.00                       2.04
            --------------------------------------------------------------------
            $ million or more  See below and next page
            --------------------------------------------------------------------


             * The offering price includes the sales charge.


            ** Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted.


            You may be able to lower your Class A sales charges if:

            o you plan to invest at least $50,000 in Class A shares (including
              Class A shares in other retail Scudder funds) over the next 24 months ("Letter of Intent")
            o the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")
            o you are investing a total of $50,000 or more in Class A shares of several funds on the same day ("Combined Purchases")

            The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.
-------------------
 Class A shares may
     make sense for
          long-term
         investors,
   especially those
   who are eligible
     for reduced or
   eliminated sales
           charges.
-------------------

 28    Choosing a Share Class

            For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

            To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

            For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

            You may be able to buy Class A shares without sales charges when you are:

            o reinvesting dividends or distributions

            o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

            o exchanging an investment in Class A shares of another fund in the
              Scudder family of funds for an investment in the fund

            o a current or former director or trustee of the Deutsche or Scudder mutual funds

                                                   Choosing a Share Class     29

            o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

            There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

            If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

 30    Choosing a Share Class

            Class B Shares

            With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan under which a distribution fee of 0.75% are deducted from class assets each year and a shareholder servicing fee of up to 0.25%. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

            Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

            -------------------------------------------------------------------------
            Year after you bought shares              CDSC on shares you sell
            -------------------------------------------------------------------------
            First year                                          4.00%
            -------------------------------------------------------------------------
            Second or third year                                3.00
            -------------------------------------------------------------------------
            Fourth or fifth year                                2.00
            -------------------------------------------------------------------------
            Sixth year                                          1.00
            -------------------------------------------------------------------------
            Seventh year and later             None (automatic conversion to Class A)
            -------------------------------------------------------------------------

            This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

            While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

            If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

-------------------

     Class B shares
 may make sense for
long-term investors
  who prefer to see
       all of their
   investment go to
work right away and
can accept somewhat
      higher annual
          expenses.

-------------------

                                                   Choosing a Share Class     31

            Class C Shares

            With Class C shares, you pay no up-front sales charge. Class C shares have a 12b-1 Plan under which a distribution fee of 0.75% are deducted from class assets each year and a shareholder servicing fee of up to 0.25%. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

            Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

            Class C shares have a CDSC, but only on shares you sell within one year of buying them:

            -------------------------------------------------------------------------
            Year after you bought shares              CDSC on shares you sell
            -------------------------------------------------------------------------
            First year                                          1.00%
            -------------------------------------------------------------------------
            Second year and later                               None
            -------------------------------------------------------------------------

            This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

            While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

-------------------

 Class C shares may
appeal to investors
   who plan to sell
 some or all shares
within six years of
 buying them or who
  aren't certain of
   their investment
      time horizon.

-------------------

 32    Choosing a Share Class

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.



--------------------------------------------------------------------------------------------------------
First investment                                      Additional investments
--------------------------------------------------------------------------------------------------------
$1,000 or more for regular accounts                   $50 or more for regular accounts and IRA accounts
$500 or more for IRAs                                 $50 or more with an Automatic Investment Plan
$50 or more with an Automatic Investment Plan
--------------------------------------------------------------------------------------------------------
Through a financial advisor
o Contact your advisor using the method that's        o Contact your advisor using the method that's
  most convenient for you                               most convenient for you
--------------------------------------------------------------------------------------------------------
By mail or express mail (see below)
o Fill out and sign an application                    o Send a check made out to "Scudder Funds" and a
                                                        Scudder investment slip to us at the appropriate
o Send it to us at the appropriate address, along       address below
  with an investment check
                                                      o If you don't have an investment slip, simply
                                                        include a letter with your name, account number,
                                                        the full name of the fund and the share class
                                                        and your investment instructions
--------------------------------------------------------------------------------------------------------
By wire
--------------------------------------------------------------------------------------------------------
o Call (800) 621-1048 for instructions                o Call (800) 621-1048 for instructions
By phone
Not available                                         o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------------------------------
With an automatic investment plan
o Fill in the information on your application and     o To set up regular investments from a bank
  include a voided check                                checking account, call (800) 621-1048
--------------------------------------------------------------------------------------------------------
On the Internet
Not available                                         o Call (800) 621-1048 to establish Internet access
                                                      o Go to www.scudder.com log in
                                                      o Follow the instructions for buying shares with
                                                        money from your bank account
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: (800) 821-6234 (for exchanging and selling only)

                                                        How to Buy Shares     33

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.



--------------------------------------------------------------------------------------------------------
Exchanging into another fund                          Selling shares
--------------------------------------------------------------------------------------------------------
$1,000 or more to open a new account                  Some transactions, including most for over
($500 for IRAs)                                       $100,000, can only be ordered in writing with a
                                                      signature guarantee; if you're in doubt, see page
$50 or more for exchanges between existing            42
accounts
--------------------------------------------------------------------------------------------------------
Through a financial advisor
o Contact your advisor by the method that's most      o Contact your advisor by the method that's most
  convenient for you                                    convenient for you
--------------------------------------------------------------------------------------------------------
By phone or wire
o Call (800) 621-1048 for instructions                o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)
Write a letter that includes:                         Write a letter that includes:
o the fund, class and account number you're           o the fund, class and account number from which
  exchanging out of                                     you want to sell shares
o the dollar amount or number of shares you want      o the dollar amount or number of shares you want
  to exchange                                           to sell
o the name and class of the fund you want to          o your name(s), signature(s) and address, as they
  exchange into                                         appear on your account
o your name(s), signature(s) and address, as they     o a daytime telephone number
appear on your account
o a daytime telephone number
--------------------------------------------------------------------------------------------------------
With an automatic exchange plan
o To set up regular exchanges from a fund account,    Not available
  call (800) 621-1048
--------------------------------------------------------------------------------------------------------
With an automatic withdrawal plan
Not available                                         o To set up regular cash payments from a fund
                                                        account, call (800) 621-1048
--------------------------------------------------------------------------------------------------------
On the Internet
o Call (800) 621-1048 to establish Internet access    o Call (800) 621-1048 to establish Internet access
o Go to www.scudder.com and log in                    o Go to www.scudder.com and log in
o Follow the instructions for making on-line          o Follow the instructions for making on- line
  exchanges                                             redemptions
--------------------------------------------------------------------------------------------------------


 34    How to Exchange or Sell Shares

Policies You Should Know About

            Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment advisors.

            If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

            Keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. Scudder Commodity Securities Fund has other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

            In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

                                           Policies You Should Know About     35

            Policies about transactions

            The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

            To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you:
            When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

            We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

            We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

            The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

            If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.
-------------------
    The Scudder Web
      site can be a
  valuable resource
   for shareholders
      with Internet
      access. Go to
 www.scudder.com to
     get up-to-date
information, review
   balances or even
   place orders for
         exchanges.
-------------------

 36    Policies You Should Know About

            The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

            Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

            Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations". Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

            The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

            The fund's policies include:

            o The fund imposes a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption Fees");

                                           Policies You Should Know About     37

            o The fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

            o The fund has adopted certain fair valuation practices reasonably designed to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings, commodities-related holdings and other trading practices that seek to exploit variations in portfolio valuations that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

            When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

            There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

            The fund's policies and procedures may be modified or terminated at any time.

 38    Policies You Should Know About

            Redemption Fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


            The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by DeAM or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.


                                           Policies You Should Know About     39

            The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs, (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders (iii) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (iv) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;
            (v) transactions involving hardship of any registered shareholder;
            (vi) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (vii) transactions involving shares purchased through the reinvestment of dividends or other distributions; (viii) transaction involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g. shares converting from class B to Class
            A) (the redemption fee period will carry over to the acquired shares); (ix) transactions initiated by a fund or administrator (e.g. redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (x) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).



            The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Fund's Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

 40    Policies You Should Know About

            ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

-------------------
   If you ever have
 difficulty placing
  an order by phone
    or fax, you can
always send us your
  order in writing.
-------------------

            QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

            Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

            Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser.

            In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

            The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

                                           Policies You Should Know About     41

            When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

            We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

            When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you generally don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

            A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

            Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

            When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

 42    Policies You Should Know About

            There are certain cases in which you may be exempt from a CDSC. These include:

            o the death or disability of an account owner (including a joint owner), this waiver applies only under certain conditions. Please contact your financial advisor or shareholder services to determine if the conditions exist

            o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

            o withdrawals related to certain retirement or benefit plans

            o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

            o for Class A shares purchased through the Large Order NAV Purchase
              Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the fund's distributor, that the dealer waives the applicable commission

            o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

            In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

                                           Policies You Should Know About     43

            If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

            Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

            You may obtain additional information about other ways to sell shares by contacting your investment provider.

            How the Fund Calculates Share Price

            To calculate net asset value per share, or NAV, each share class uses the following equation:

                    TOTAL ASSETS - TOTAL LIABILITIES
              -------------------------------------------   =  NAV
                   TOTAL NUMBER OF SHARES OUTSTANDING

            The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

            The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

 44    Policies You Should Know About

            We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")


            To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

            The fund charges a short-term redemption fee equal to 2.00% of the value of Class A, Class B and Class shares redeemed or exchanged within 30 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

                                           Policies You Should Know About     45

            Other Rights We Reserve

            You should be aware that we may do any of the following:

            o withdraw or suspend the offering of shares at any time

            o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

            o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

            o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

            o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to dose your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


            o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares, investors with an automatic investment plan established with $50 or more per month, or in any case where a fall in share price created the low balance)



            o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)


 46    Policies You Should Know About

            o suspend or postpone redemptions during periods when the New York
              Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

            o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90 day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

Understanding Distributions and Taxes

            By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

            The fund has regular schedules for paying out any earnings to shareholders:


            o The fund earns income from structured notes and certain swap contracts, dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


            o The fund intends to pay dividends to shareholders annually in
              December.

            o The fund intends to pay distributions from realized capital gains annually, usually in December. If necessary, the fund may distribute at other times as needed.

                                    Understanding Distributions and Taxes     47

            You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

            Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

-------------------

   Because each tax
       situation is
   unique, ask your
   tax professional
      about the tax
    consequences of
  your investments,
including any state
      and local tax
      consequences.
-------------------

 48    Understanding Distributions and Taxes

            The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

            --------------------------------------------------------------------------------------------------------
            Generally taxed at capital                            Generally taxed at ordinary
            gain rates:                                           income rates:
            --------------------------------------------------------------------------------------------------------
            Distributions from a fund
            o gains from the sale of securities held by a fund    o gains from the sale of securities held by a fund
              for more than one year                                for one year or less
            o qualified dividend income                           o all other taxable income
            --------------------------------------------------------------------------------------------------------
            Transactions involving fund shares
            o gains from selling fund shares held for more        o gains from selling fund shares held for one year
              than one year                                         or less
            --------------------------------------------------------------------------------------------------------

            ANY INVESTMENTS IN FOREIGN SECURITIES MAY BE SUBJECT TO FOREIGN WITHHOLDING OR OTHER TAXES. In that case, the fund's yield on those securities would be decreased. Shareholders generally should be entitled to claim a credit or deduction with respect to foreign taxes if more than 50% of the fund's total assets at the close of its taxable year consists of stock and securities of foreign corporations, and if other certain conditions are met. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

            For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for lower rates to apply.

            For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

                                    Understanding Distributions and Taxes     49

            Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

            If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

            Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.


            The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.


            Tax Risk. The status of commodities-linked notes, swaps and other derivative instruments under tests to qualify as a RIC under the Internal Revenue Code is not certain, and the fund does not intend to obtain a ruling from the Internal Revenue Service. Generally, if these instruments do not qualify as "securities," the fund will fail to qualify as a RIC. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits.

 50    Understanding Distributions and Taxes

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these report automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments                              SEC
------------------------------------------------------------------------------------------------------
222 South Riverside Plaza                        Public Reference Section
Chicago, IL 60606-5808                           Washington, D.C. 20549-0102
www.scudder.com                                  www.sec.gov
(800) 621-0148                                   (202) 942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
[SCUDDER INVESTMENTS LOGO]
                                                 SEC File Numbers:
[MEMBER OF DEUTSCHE ASSET MANAGEMENT LOGO]       Scudder Commodity Securities Fund    811-6071


[RECYCLE LOGO] Printed on recycled paper.   (2/14/05) SCSF-1

                    SUBJECT TO COMPLETION, February 4, 2005


                           SCUDDER INSTITUTIONAL FUNDS
                        Scudder Commodity Securities Fund
                                 Class S Shares
                                     , 2005

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Class S prospectus dated ______, 2005, as amended from time to time, for Scudder Commodity Securities Fund (the "Fund"), a series of Scudder Institutional Funds (the "Trust"), copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

When issued, the Annual Report to Shareholders is incorporated herein by reference and is deemed to be part of this Statement of Additional Information. A copy of the Fund's Annual Report, when issued, may be obtained without charge by calling the Fund at the toll-free number 1-800-621-1048.

This Statement of Additional Information ("SAI") is incorporated by reference into the prospectus.

                               TABLE OF CONTENTS
                                                                                   PAGE
                                                                                   ----
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.................................     1
   Investment Objective.........................................................     1
   Investment Policies..........................................................     1
   Other Investments and Investment Practices...................................    22

INVESTMENT RESTRICTIONS.........................................................    29

MANAGEMENT OF THE FUND..........................................................    30
   Investment Advisor...........................................................    30

FUND SERVICE PROVIDERS..........................................................    31
   Distributor..................................................................    31
   Administrator................................................................    32
   Independent Registered Public Accounting Firm................................    33
   Legal Counsel................................................................    33
   Fund Accounting Agent........................................................    33
   Custodian, Transfer Agent and Shareholder Service Agent......................    33

PORTFOLIO TRANSACTIONS..........................................................    33

PURCHASE AND REDEMPTION OF SHARES...............................................    35

DIVIDENDS.......................................................................    40

TAXES...........................................................................    41

NET ASSET VALUE.................................................................    47

TRUSTEES AND OFFICERS...........................................................    48

ORGANIZATION OF THE TRUST.......................................................    56

PROXY VOTING GUIDELINES.........................................................    57

ADDITIONAL INFORMATION..........................................................    58

APPENDIX........................................................................     1

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE

The following is a description of the Fund's investment objective, policies and restrictions. There can, of course, be no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is capital appreciation.

                               INVESTMENT POLICIES

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and commodities-linked securities of companies in commodities-related industries or other issuers where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes. The fund's advisor, Deutsche Investment Management Americas Inc., ("DeIM" or "Advisor"), considers a company to be in a commodities-related industry if, as determined by DeIM, at least 50% of the company's assets, revenues or net income are derived from or related to a commodities-related industry.


The Advisor may determine, based on various factors, including changes in supply and demand for a certain commodity or commodities, broad economic projections or better relative value than investing in direct equity securities, to invest between 30% and 70% of the fund's assets in securities linked to physical commodities or an index of physical commodities, i.e., commodities-linked structured notes, as well as (as a hedge against a decline in the value of its portfolio investments or to achieve returns consistent with those anticipated to be earned from investments in commodities-related securities) options, swaps and futures contracts related to physical commodities or commodities indexes.


Fundamental, valuation-driven equity research is the Advisor's primary source of value-added, and stock selection is the Advisor's primary performance driver. The Advisor begins with an actionable top-down view on the underlying commodities, and based on its company-specific knowledge, chooses the stocks expected to perform best in that environment. The Advisor's top-down analysis also assists with switching among early- and late-cycle companies and country allocation. Allocation among the energy and materials sectors and any industry group within the sectors is an added performance driver.

To enable the Advisor to achieve its investment objective through commodity, economic and investment cycles, the Advisor's equity returns are augmented by reinforcing the Advisor's commodity views via exposure to commodities-linked structured notes. The Advisor may also anticipate future investments in equities by investing in options, swaps and futures contracts.

The Advisor may focus on the securities of particular issuers or industries within the commodities-related industries in which the fund invests, or in particular countries or regions, at different times. The Advisor will normally sell a stock when it believes that its price is unlikely to go higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given commodities-related industry.

The following is a discussion of the various investments of and techniques employed by the Fund.

Unless otherwise indicated, the Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. As a matter of non-fundamental operating policy, the Fund may also be subject to additional restrictions. See the section entitled "Investment Restrictions - Additional Restrictions."

SUMMARY OF INVESTMENT PRACTICES

INVESTMENT PRACTICE
===============================================================================

KEY TO TABLE:

[X] Permitted without stated limit

[ ] Permitted without stated limited, but not expected to be used to a significant extent

Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

Italic type (e.g. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

EQUITY SECURITIES

Common Stock                                                                     [X]

Warrants                                                                         [X]

Preferred Stock                                                                  20%

Convertible Securities                                                           [X]

MONEY MARKET INSTRUMENTS

Short-Term Instruments                                                           [ ]

Obligations of Banks and Other Financial Institutions                            [ ]

Certificates of Deposit and Banker's Acceptances                                 [ ]

Commercial Paper                                                                 [ ]

Variable Rate Master Demand Notes                                                [ ]

U.S. Government Securities                                                       [ ]

DERIVATIVE SECURITIES (OPTIONS)

Options on Securities                                                            [X]

Options on Securities and Commodities Indices                                    [X]

Options on Non-US Securities and Commodities Indices                             [X]

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)

Futures Contracts                                                                [X]

Futures Contracts on Securities and Commodities Indices                          [X]

INVESTMENT PRACTICE
===============================================================================

KEY TO TABLE:

[X] Permitted without stated limit

[ ] Permitted without stated limited, but not expected to be used to a significant extent

Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

Italic type (e.g. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

Options on Futures Contracts (including Contracts on Securities and             [X]
Commodities Indices)

DERIVATIVE SECURITIES (SWAPS)

Swaps Agreements                                                                [X]

COMMODITIES-LINKED DERIVATIVE INSTRUMENTS                                       [X]

SECURITIES OF NON-U.S. ISSUERS

Foreign Securities & Depository Receipts (ADRs, EDRs, GDRs and IDRs)            [ ]

Investments in Emerging Markets                                                 30%

Region and Country Investing                                                    [X]

CURRENCY MANAGEMENT

Currency Exchange Transactions                                                  [X]

Currency Hedging Transactions                                                   [X]

Cross Hedging                                                                   [X]

Forward Currency Exchange Contracts                                             [X]

Options on Foreign Currencies                                                   [X]

ADDITIONAL LIMITATIONS AND RISK FACTORS

Asset Coverage                                                                  [X]

Investment Restrictions on Futures Transactions                                 [ ]

Non-U.S. Securities                                                             [X]

Emerging Markets                                                                30%

Rating Services                                                                 [X]

INVESTMENT PRACTICE
===============================================================================

KEY TO TABLE:

[X] Permitted without stated limit

[ ] Permitted without stated limited, but not expected to be used to a significant extent

Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

Italic type (e.g. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use


OTHER INVESTMENTS AND INVESTMENT PRACTICES

Illiquid Securities                                                              15%

TBA Commitments                                                                  [ ]

When-Issued and Delayed Delivery Securities                                      15%

Repurchase Agreements                                                            [ ]

Reverse Repurchase Agreements                                                    [ ]

Mortgage Dollar Rolls                                                            [ ]

Lending of Fund Securities                                                       33%

Borrowing                                                                          a) fundamental policy -- 33%

                                                                                   b) operating policy -- 5%

Short Sales                                                                      [ ]

Hedging Strategies                                                               [ ]

Other Investment Companies                                                       10%

Temporary Defensive Investments                                                 100%

Diversification                                                                  [X]

Reserve Assets                                                                   [ ]

Indexed Securities                                                               [ ]

The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

EQUITY SECURITIES

GENERAL. The Fund may invest in equity securities listed on any domestic or non-U.S. securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of preferred stock that may be converted into common stock or that carry the right to purchase common stock).

COMMON STOCKS. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

WARRANTS. The Fund may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

PREFERRED STOCK. The Fund may invest up to 20% of its net assets in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of the McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for the Fund. Generally, however, the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than the income derived from a common stock but lower in yield than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MONEY MARKET INSTRUMENTS

SHORT-TERM INSTRUMENTS. The Fund intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. However, the Fund may invest short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Fund experiences large cash inflows through the sale of securities. When the Fund experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in U.S. dollars or in foreign currencies.

Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal

Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. The Fund may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign financial institutions, including banks.

For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of U.S. banks.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Fund must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Fund may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. government which include: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. government are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. government are: instruments that are supported by the full faith and credit of the U.S. government (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

COMMODITIES-LINKED DERIVATIVE INSTRUMENTS

The Fund intends to invest in commodities-linked derivative instruments, in particular in structured notes. The value of a commodities-linked derivative instrument typically is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The Fund invests in commodities-linked derivative investments that are hybrid instruments excluded from regulation under the Commodity Exchange Act and the rules thereunder, so that the Fund will not be considered a "commodity pool." The Fund may invest up to 40% of its total assets in qualifying hybrid instruments. Additionally, from time to time the Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the Commodity Exchange Act.

The Fund will invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices. These are "commodities-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund. These notes may be issued by banks, brokerage firms, insurance companies and other corporations.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices, but a particular note is primarily a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments. To try to reduce this risk, the Fund does not expect to invest more than 40% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, exceeds 50% of the face value of the notes. That amount is calculated at the time of investment.

The structured notes the Fund enters into are expected to involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the Fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked structured notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments the Fund invests in may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of the Fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Although the Fund itself will not be leveraged, some of the commodity-linked instruments the Fund may hold will involve leverage. The Fund will not invest in an instrument if, at the time of purchase, (1) that instrument's "leverage ratio" exceeds 300% of the price increase (or decrease) in the underlying index or (2) the Fund's "portfolio leverage ratio" exceeds 150%. What this means is that for an instrument with a "leverage factor" of 300%, a 1% gain (or loss) in the underlying index would result in a 3% gain (or loss) in the value of the instrument. "Portfolio leverage ratio" is defined as the average (mean) leverage ratio of all instruments in the Fund's portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional value.

Derivative strategies and the writing of uncovered (or so-called "naked") options are speculative and may hurt the Fund's performance. The Fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's derivatives and options strategy are dependent upon the Advisor's ability to discern pricing inefficiencies and predict trends in the commodities and other markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual stocks or fixed-income securities, and there can be no assurance that the use of this strategy will be successful.

STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various strategic transactions described below to seek to facilitate portfolio management and mitigate risks. Such strategic transactions are regularly used by many mutual funds and other institutional investors. Although the Advisor seeks to use these kinds of transactions to further the Fund's investment objective, no assurance can be given that they will achieve this result.

The Fund expects to invest in options, swaps and futures contracts, and may engage in foreign currency transactions, including foreign currency forward contracts and other strategic transactions, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps in connection with its investments in securities of foreign commodities-related industries. Although not intended to be a significant element in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions and short sales.

Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, or protect against changes in currency exchange rates. In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets in anticipation of, or as a substitute for, purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

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OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund intends to invest in commodity swap agreements. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price. Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation. OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SECURITIES OF NON-U.S. ISSUERS

GENERAL. The Fund will, under normal market conditions, invest a significant portion of its assets in non-U.S. securities.

The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses involved (including the advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

INVESTMENTS IN AMERICAN, EUROPEAN, GLOBAL AND INTERNATIONAL DEPOSITORY RECEIPTS. The Fund may invest in non-U.S. securities in the form of ADRs, EDRs, GDRs, or IDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

INVESTMENTS IN EMERGING MARKETS. The Fund may invest up to 30% of its net assets in one or more countries with emerging securities markets. These countries are generally located in Latin America, Eastern Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets.

As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of U.S. corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

REGION AND COUNTRY INVESTING. The Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Fund's investments in a particular region or country will subject the Fund (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

For purposes of the Fund's investment objective, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

CURRENCY MANAGEMENT

GENERAL. In connection with the Fund's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to U.S. investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

CURRENCY EXCHANGE TRANSACTIONS. Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

CURRENCY HEDGING. The Fund's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Proper currency hedging is important because a decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

CROSS HEDGING. At the discretion of the Advisor, the Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

The Fund will segregate cash or liquid securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Fund's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

OPTIONS ON FOREIGN CURRENCIES. The Fund may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Fund may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Fund may also write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Fund intends to treat OTC options as not readily marketable and therefore subject to the Fund's limitation with respect to illiquid securities.

ADDITIONAL LIMITATIONS AND RISK FACTORS

In addition to the risks discussed above, the Fund's investments may be subject to the following limitations and risk factors:

ADDITIONAL RISKS RELATED TO TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, SWAPS AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that the counter party to the option will not fulfill its obligations.

ASSET COVERAGE. The Fund will comply with the segregation or coverage guidelines established by the Commission and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and securities and commodities indices; commodities, currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of the Fund has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on a continual basis to equitize cash so that the Fund may maintain 100% equity exposure. In compliance with current CFTC regulations, the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts," there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company ("RIC") for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

INVESTMENT RESTRICTIONS ON FUTURES TRANSACTIONS. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

NON-U.S. SECURITIES. Although the Fund intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the

United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-U.S. securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for non-U.S. securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

EMERGING MARKETS. The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

RATING SERVICES. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Fund's Prospectuses is set forth in the Appendix to this SAI.

                   OTHER INVESTMENTS AND INVESTMENT PRACTICES

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-U.S. securities , municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD").

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The

Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA PURCHASE COMMITMENTS. The Fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Fund's Board of Trustees. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

LENDING OF FUND SECURITIES. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

BORROWING. The Fund will not borrow money (including through reverse repurchase agreements or dollar roll transactions) for any purpose in excess of 5% of its total assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its total assets. Furthermore, additional investments (including roll-overs) will not be made when borrowings (including reverse repurchase agreements) exceed 5% of each Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Fund's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Fund's securities and the Fund's NAV per Share, and money borrowed by the Fund will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds. It is not the intention of the Advisor to use leverage as a normal practice in the investment of the Fund's assets.

SHORT SALES. The Fund may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales "against the box," allow the Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian.

The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

HEDGING STRATEGIES. The Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) U.S. Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Fund change its investments among different types of fixed income securities.

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

- the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

- the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

- possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

- the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

OTHER INVESTMENT COMPANIES. The Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company (unless permitted to exceed those limitations by an exemptive order of the SEC). The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

NON-DIVERSIFICATION. The Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. See "Taxes."

CONCENTRATION. The Fund "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the

Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

RESERVE ASSETS. As a reserve for changes in allocation in the Fund's equity investments and to cover the Fund's open positions resulting from its investments in derivative instruments, the Fund also invests its assets in money market instruments or money market funds.

INDEXED SECURITIES. The Fund may invest in indexed securities whose value depends on the price of foreign currencies, commodities or securities indices or other financial values or statistics. Examples include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

INVESTMENT OF UNINVESTED CASH BALANCES. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund's investment policies and restrictions.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

THE GSCI(R) TOTAL RETURN INDEX

The following description of the GSCI(R) Total Return Index is based upon the description prepared by the sponsor of the index. As of the date of this SAI, the sponsor's description is available at http://www.gs.com/gsci/. Goldman Sachs and its affiliates have not approved this description and have not consented to the inclusion of this description in this SAI.

The GSCI(R) Total Return Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across a spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment.

The GSCI(R) Total Return Index is "world-production weighted" (i.e., the quantity of each commodity in the index is determined by the average quantity of production in the last five years of available data). Unlike equity indices, which are generally weighted based upon market capitalizations, there is no direct counterpart to market capitalization for commodities. Commodity interests are held in a variety of ways, including long futures positions, over-the-counter investments, long-term fixed-price purchasing contracts, physical inventory, etc., making an accurate accounting of capital dedicated to holding commodities infeasible. Hence, production weighting is used to achieve a close analogue to market capitalization. The world-production weighting of the GSCI(R) Total Return Index is generally updated every year.

The GSCI(R) Total Return Index contains as many commodities as possible, with the rules excluding commodities only to retain liquidity and investability in the underlying futures markets. Currently, the GSCI(R) Total Return Index contains 24 commodities from all commodity sectors: six energy products, seven metals, and eleven agricultural products. This broad range of constituent commodities provides the GSCI(R) Total Return Index with a high level of diversification both across subsectors and within each subsector. This diversity minimizes the effects of highly idiosyncratic events, which have large implications for the individual commodity markets, but are muted when aggregated to the level of the GSCI(R) Total Return Index.

The GSCI(R) Total Return Index reflects a passive portfolio of long positions in futures. Unlike equity investments, a "passive" futures portfolio requires regular transactions to maintain because futures expire. Futures contracts near expiration are exchanged (or rolled forward) for futures contracts with the nearest later expiration date at the beginning of the month during which such contracts expire. Certain contracts expire each month, while others expire less frequently. The GSCI(R) Total Return Index will (except under limited circumstances) roll these positions passively from the fifth to ninth business day of the month at the closing prices for such days at the rate of 20% (based on quantity) per day. Other than during the roll period, the GSCI(R) Total Return Index will only contain one futures maturity (the nearest expiration) per commodity. Unlike the GSCI(R) Total Return Index, the Advisor seeks to actively manage the roll of contracts and may do so intra-day or on days outside of the roll cycle of the GSCI(R) Total Return Index.

Because of the low margin typically required in commodity futures trading, futures contracts are inherently leveraged. The GSCI(R) Total Return Index is designed to be comparable to simple (i.e. unleveraged) investing in traditional assets. To do so, the futures need to be fully-collateralized. In a fully-collateralized futures purchase, the investor pays the face value of the futures as collateral at the time that the futures contract is opened. The investor would then receive the Treasury Bill rate of return on this collateral in addition to the return on the futures contract.

HISTORICAL PERFORMANCE OF THE GSCI(R) TOTAL RETURN INDEX

The following table presents the returns of the GSCI(R) Total Return Index for the periods presented. The returns do not reflect any deductions for fees or expenses to which the Fund will be subject. Past returns and the GSCI(R) Total Return Index may not be indicative of its future performance. Among other things, the performance of the GSCI(R) Total Return Index is likely to vary significantly based on the economy in general and inflation in particular. Additionally, because 50% of the Fund's benchmark is comprised of indexes other than the GSCI(R) Total Return Index, the performance of the Fund will differ from the GSCI(R) Total Return Index.

Year Ended December 31,                       Annual Performance Results
-----------------------                       --------------------------
         2004                                           17.28%

         2003                                           20.72%

         2002                                           32.07%

         2001                                          (31.93%)

         2000                                           49.74%

         1999                                           40.92%

RETURNS FOR 2003 AND 2004 HAVE BEEN LARGELY DEPENDENT ON INCREASES IN OIL PRICES, WHICH HAVE BEEN SUBSTANTIAL. INCREASES OF THIS SIZE MAY NOT BE REPEATED IN THE FUTURE. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES. The following investment restrictions are "fundamental policies" of the Fund may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectus, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Fund) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Fund) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Fund). Whenever a Trust is requested to vote on a fundamental policy of the Fund, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Fund meeting. The percentage of a Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

      1. borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      2. issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      3. engage in business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      4. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

      5. make loans of money or property to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and polices may be deemed to be loans;

      6. purchase or sell commodities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time, and except that the purchase or sale by the Fund of securities of commodities-related companies and commodities-linked derivative instruments, including swaps, structured notes, options and futures will not constitute the purchase or sale of commodities; or

      7. concentrate its investments in a particular industry, as the term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, except commodities-related industries.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

As a matter of non-fundamental operating policy, the Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Fund will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund or any registered investment company investing in the Fund is registered.

                             MANAGEMENT OF THE FUND

                               INVESTMENT ADVISOR

DeIM, 345 Park Avenue, New York, New York 10154, acts as the investment advisor to the Fund pursuant to the terms of an investment advisory agreement ("Investment Advisory Agreement"). Under the supervision of the Board of Trustees of the Fund, DeIM, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM is part of Deutsche Asset Management ("DeAM"). DeIM together with its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors are one of the most experienced investment counsel firms in the US. Scudder was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.


The present investment advisory agreement (the "Agreement") for the Fund, dated December 14, 2004 was approved by the Trustees of the Trust on December 14, 2004, and the Fund's sole initial shareholder on February 4, 2005. The Agreement continues in effect for an initial term of two years and then on a year to year basis if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to the Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.


The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of the Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.

The Fund is managed by a team of investment professionals who each play an important role in a Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's prospectus, as of the date of the

Fund's prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The Fund pays the Advisor an advisory fee at the annual fee based on the Fund's average daily net assets. The fee is computed daily, payable monthly, at the following rates: 0.95% of the first $500 million, 0.90% of the next $500 million and 0.85% of the amount in excess of $1 billion.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

BOARD CONSIDERATIONS IN CONNECTION WITH APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR SCUDDER COMMODITY SECURITIES FUND

In approving the fund's Investment Advisory Agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to the fund; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor may benefit, at least indirectly, from certain securities lending and brokerage relationships between the fund and affiliates of the Advisor (and that the Board will receive information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor may receive from the brokerage and research services it receives from broker-dealers who execute portfolio transactions for the fund. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the approval of the Investment Advisory Agreement was in the best interest of the fund and its shareholders.

CODE OF ETHICS

The Trust, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement ("Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B, Class C, Class S and Institutional Class shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement for the Trust dated August 19, 2002, and amended effective December 14, 2004, was approved by the Trustees on December 14, 2004. The Distribution Agreement continues in effect for an initial period of two years and then from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement provides that the Distributor shall: (i) use reasonable efforts to sell shares upon the terms and conditions contained in Distribution Agreement and the Fund's then-current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Trustees and the Fund's Declaration of Trust and By-Laws; and (v) provide the Fund's Board of Trustees with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the Fund's outstanding Shares of the related class or upon 60 day's written notice by the Distributor and shall automatically terminate in the event of an assignment.



SDI and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated or assigned by either party, without penalty, by the vote of a majority of the Fun's non-interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund in the same manner as the Distribution Agreement.

NOTE: Although Class S does not have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the Distribution Agreement.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

                                  ADMINISTRATOR

Under an administration agreement dated July 1, 2001, as amended December 14, 2004, Investment Company Capital Corp. ("ICCC" or "the Administrator") calculates the net asset value of the Fund and generally assists the Board of Trustees in all aspects of the administration and operation of the Fund. The Administration Agreement provides for the Fund to pay ICCC a fee, accrued daily and paid monthly, equal on an annual basis to 0.40% of the average daily net assets of each of Class A, B and C shares; 0.15% of the average daily net assets of Institutional Class shares; and 0.50% of the average daily net assets of Class S shares.

Under the Administration Agreement, the Administrator may delegate one or more of its responsibilities to others at the Administrator's expense.

Under the Administration Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Fund reasonably deem necessary for the proper administration of the Fund. The Administrator will generally assist in all aspects of the Fund's' operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02116-2624, serves as the Fund's Independent Registered Public Accounting Firm.


                                  LEGAL COUNSEL

Willkie Farr & Gallagher LLP, 787 7th Avenue, New York, New York 10019, serves as legal counsel to the Fund.

                              FUND ACCOUNTING AGENT

ICCC has retained Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, as the Fund's fund accounting agent. SFAC is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Fund.

Pursuant to an agreement between SFAC and State Street Bank and Trust Company ("SSB" or the "Custodian"), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Fund.

             CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT

Brown Brothers Harriman and Co., 40 Water Street, Boston, MA 02109, serves as the Custodian of the Fund. Scudder Investments Service Company ("SISC"), 210 W. 10th Street, Kansas City, Missouri 64105-1614 is the Fund's transfer agent and dividend paying agent. SISC serves as transfer agent of the Trust and of the Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. The Administrator pays SISC, except the Fund shall pay SISC reasonable out-of-pocket expenses or disbursements.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.



The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.



Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.



It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.



The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.



In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.



Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.



The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.



Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.



Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

PORTFOLIO TURNOVER

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. A higher rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

PORTFOLIO HOLDINGS

The Fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and

Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.


The Fund's procedures permit nonpublic portfolio holdings information to be shared with affiliates of Deutsche Asset Management, sub-advisers, custodians, independent auditors, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in providing the information sooner than 15 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

                        PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

ADDITIONAL MINIMUM BALANCE POLICIES. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

CERTIFICATES. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

USE OF FINANCIAL SERVICES FIRMS. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

TELEPHONE AND ELECTRONIC TRANSACTION PROCEDURES. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QUICKBUY AND QUICKSELL. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

DIRECT DISTRIBUTIONS PROGRAM. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

- Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

- 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

- Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

PURCHASES

The Fund reserves the right to withdraw all or any part of the offering made by its prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Class S shares are generally not available to new investors. Certain investors may purchase Class S shares, as described below.

ELIGIBLE CLASS S INVESTORS.

A. The following investors may purchase Class S shares of Scudder Funds either
(i) directly from Scudder Distributors, Inc. ("SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Scudder Funds as of December 31, 2004. Such investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.

      1. Existing shareholders of Class S shares of any Scudder Fund as of December 31, 2004, and household members residing at the same address.

      2. Shareholders who owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any Scudder Fund.

      3. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any Scudder Fund.

      4. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 31, 2004.

      5. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

      6. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or SDI and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.

B. The following additional investors may purchase Class S shares of Scudder Funds.

      1. Broker-dealers and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

      2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.


Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S through Scudder Distributors Services, Inc. by letter, fax, or telephone.


AUTOMATIC INVESTMENT PLAN. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.


PAYROLL INVESTMENT PLANS. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

EXPEDITED PURCHASE PROCEDURES FOR EXISTING SHAREHOLDERS. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

REDEMPTIONS

REDEMPTION FEE. The fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge (CDSC); any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

WIRES. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which the Fund shares were purchased.

AUTOMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.


An Automatic Withdrawal Plan request form can be obtained by calling 1-800-SCUDDER for Class S.

IN-KIND REDEMPTIONS. The fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


EXCHANGES

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or SDI.

AUTOMATIC EXCHANGE PLAN. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared and to have been paid by the fund not later than such December 31.


The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Fund with multiple classes of shares or Scudder Fund as provided in the prospectus. See "Combined Purchases" for a list of such other Fund. To use this privilege of investing dividends of the Fund in shares of another Scudder or Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

TAXATION OF THE FUND. The Fund will elect to be treated as a regulated investment company under Subchapter M of the Code. The Fund intends to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

The Fund has obtained advice of counsel concerning the treatment of structured notes and certain other derivative instruments for purposes of these requirements. That advice is based, among other things, on an analysis of the relevant law as applied to the type of securities in which the Fund will invest. The advice is not binding on the IRS. The Fund may be disqualified as a RIC if the Fund chooses not to qualify as a RIC, or if the IRS challenges the Fund's advice and its challenge is upheld, or if the Fund otherwise fails to qualify as a RIC. If the Fund is disqualified as a RIC, then the Fund will be subject to federal income tax on its ordinary taxable income and capital gain at regular corporate rates (without a deduction for distributions to shareholders). When distributed, that income would then be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

TAXATION OF U.S.SHAREHOLDERS.

FUND DISTRIBUTIONS. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Distributions are taxable to shareholders even if they are paid from income or gains by the Fund before a shareholder's investment (and thus may have been included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in addition shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

DIVIDENDS RECEIVED DEDUCTION. Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

FOREIGN TAXATION. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

TAX EFFECTS OF CERTAIN TRANSACTIONS. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. These rules, among other things (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Requirements related to the Fund's status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options, future contracts, forward contracts, swap agreements and certain structured securities.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in real estate investment trusts that hold residual interests in real estate mortgage investment conduits; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

SWAPS. As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap may result in capital gain or loss (which may be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

TAX TREATMENT OF SWAPS AND STRUCTURED NOTES. The status of swaps and commodity-linked notes under tests to qualify as a RIC under the Internal Revenue Code is not certain. If the commodity-linked derivative instruments in which the Fund invests are not "securities" within the meaning of the 1940 Act, then the Fund will not be able to meet these requirements. Although the Fund intends to take the position that these instruments are securities for this purpose, the Fund has not asked the Internal Revenue Service for a ruling and the Internal Revenue Service may not agree with our view. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits.

OTHER TAX CONSIDERATIONS. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


NON-U.S. SHAREHOLDERS

Distributions from the Fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of the Fund.

Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest, interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder and bank deposits, reduced by expenses that allocable to such income) and (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short term capital gain over the Fund's net long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or a substitute Form).

The foregoing is only a summary of certain material federal income tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Fund are managed by the Board of Trustees. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund affairs and for exercising the Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.


The following information is provided for each Trustee and Officer of the Trust and the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Fund. Information for each Non-Independent Trustee ("Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust's operations is One South Street, Baltimore, Maryland, 21202.


The following individuals hold the same position with the Fund and the Trust.

INDEPENDENT TRUSTEES


NAME, DATE OF BIRTH,                                                                              NUMBER OF
POSITION WITH THE                                                                                 FUNDS IN THE
FUND AND LENGTH OF         BUSINESS EXPERIENCE AND DIRECTORSHIPS                                  FUND COMPLEX
TIME SERVED(1),(2)         DURING THE PAST 5 YEARS                                                OVERSEEN
--------------------       -------------------------------------------------------------------    ------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis         54
5/27/37                    Corporation(3) (optical networking equipment) (July 2000 to
Chairman since 2004        present), Brown Investment Advisory & Trust Company (investment
and Trustee since          advisor) (February 2001 to present), The Nevis Fund (registered
2002                       investment company) (July 1999 to present), and ISI Family of Funds
                           (registered investment companies) (March 1998 to present).
                           Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998 to January 2004) and Director, Circon Corp.(3)
                           (medical instruments) (November 1998-January 1999); President and
                           Chief Executive Officer, The National Association of Securities
                           Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                           Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche
                           Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown &
                           Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985)


NAME, DATE OF BIRTH,                                                                                                  NUMBER OF
POSITION WITH THE                                                                                                     FUNDS IN THE
FUND AND LENGTH OF    BUSINESS EXPERIENCE AND DIRECTORSHIPS                                                           FUND COMPLEX
TIME SERVED(1),(2)    DURING THE PAST 5 YEARS                                                                         OVERSEEN
--------------------  --------------------------------------------------------------------------------------------    -------------
Richard R. Burt       Chairman, Diligence LLC (international information collection and risk-management firm               56
2/3/47                (September 2002 to present); Chairman, IEP Advisor's Inc. (July 1998 to present);
Trustee since 2002    Member of the Board, Hollinger International, Inc.(3) (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS
                      Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.(3) International
                      Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting)
                      (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former
                      Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the
                      Board, Homestake Mining(3) (mining and exploration) (1998-February 2001), Archer Daniels
                      Midland Company(3) (agribusiness operations (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999 -December 2001); Chairman of the Board, Weirton Steel
                      Corporation(3) (April 1996-2004)

S. Leland Dill        Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios)         54
3/28/30               (since May 2004) (registered investment companies); Retired (since 1986). Formerly,
Trustee since 1999    Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company
                      Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March
                      2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999);
                      General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig
                      Series Trust (September 1989-May 2004)

Martin J. Gruber      Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since)         54
7/15/37               September 1964); Trustee (since January 2000) and Chairman of the Board (since February
Trustee since 1992    2004), CREF (pension fund); Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since
                      February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund,
                      Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000);
                      Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

Richard J. Herring    Jacob Safra Professor of International Banking and Professor, Finance Department, The                 54
2/18/46               Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute
Trustee since 1990    of International Management Studies (since July 2000); Co-Director, Wharton Financial
                      Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton
                      Undergraduate Division (July 1995-June 2000)

Graham E. Jones       Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8             54
1/31/33               open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18
Trustee since 2002    open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998)

Rebecca W. Rimel      President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation)              54
4/10/51               (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust
Trustee since 2002    and wealth management) (1983 to present)

NAME, DATE OF BIRTH,                                                                                                   NUMBER OF
POSITION WITH THE                                                                                                      FUNDS IN THE
FUND AND LENGTH OF      BUSINESS EXPERIENCE AND DIRECTORSHIPS                                                          FUND COMPLEX
TIME SERVED (1),(2)     DURING THE PAST 5 YEARS                                                                        OVERSEEN
--------------------    --------------------------------------------------------------------------------------------   -------------
Philip Saunders, Jr.    Principal, Philip Saunders Associates (economic and financial consulting) (since November           54
10/11/35                1988). Formerly, Director, Financial Industry Consulting, Wolf & Company
Trustee since 1999      (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986);
                        Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life
                        Insurance Company, Inc. (1982-1986)

William N. Searcy       Private investor since October 2003; Trustee of 18 open-end mutual funds managed by Sun             54
9/03/46                 Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer,
Trustee since 2002      Sprint Corporation(3) (telecommunications) (since November 1989)



Interested Trustee



NAME, DATE OF BIRTH,                                                                                                   NUMBER OF
POSITION WITH THE                                                                                                      FUNDS IN THE
FUND AND LENGTH OF      BUSINESS EXPERIENCE AND DIRECTORSHIPS                                                          FUND COMPLEX
TIME SERVED(1),(2)      DURING THE PAST 5 YEARS                                                                        OVERSEEN
----------------------  --------------------------------------------------------------------------------------------   -------------
William N. Shiebler(4)  Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member        137
2/6/42                  of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam
Trustee 2004-present    Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc.
                        and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)



Officers





NAME, DATE OF BIRTH,
POSITION WITH THE
FUND AND LENGTH OF      BUSINESS EXPERIENCE AND DIRECTORSHIPS
TIME SERVED(1),(2)      DURING THE PAST 5 YEARS
---------------------   --------------------------------------------------------------------------------------------
Julian F. Sluyters(5)   Managing Director, Deutsche Asset Management (since May 2004); President and Chief
7/14/60                 Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe
President and Chief     and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High
Executive Officer       Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); Scudder Global Commodities
since 2004              Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services
                        (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director
                        of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management



Kenneth Murphy(6)       Vice President, Deutsche Asset Management (2000-present); Formerly, Director, John Hancock
10/13/63                Signature Services (1992-2000)
Vice President and
Anti-Money
Laundering
Compliance Officer
since 2002



Paul Schubert(5)(1963)  Managing Director, Deutsche Asset Management (since July 2004). Formerly, Executive Director,
Chief Financial         Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset
Officer 2004-present    Management (1994-2004)






NAME, DATE OF BIRTH,
POSITION WITH THE
FUND AND LENGTH OF    BUSINESS EXPERIENCE AND DIRECTORSHIPS
TIME SERVED(1),(2)    DURING THE PAST 5 YEARS
--------------------  --------------------------------------------------------------------------------------------


Charles A. Rizzo(6)   Managing Director, Deutsche Asset Management (since April 2004 to present). Formerly, Director,
8/5/57                Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT
Treasurer since 2002  Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager,
                      Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)


John Millette(6)      Director, Deutsche Asset Management
8/23/62
Secretary since 2003


Lisa Hertz            Assistant Vice President, Deutsche Asset Management
(1970)
Assistant Secretary
2004-present


Daniel O. Hirsch      Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global
3/27/54               Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002),
Assistant Secretary   Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
since 2002            Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson(6)   Managing Director, Deutsche Asset Management
4/1/62
Assistant Secretary,
since 2002

Bruce A. Rosenblum    Director, Deutsche Asset Management
9/14/60
Vice President since
2003 and Assistant
Secretary since 2002

Kevin M. Gay(6)       Vice President, Deutsche Asset Management
11/12/59
Assistant Treasurer
since 2004

Salvatore Schiavone   Director, Deutsche Asset Management
(6) 11/03/65
Assistant Treasurer
since 2003

Kathleen Sullivan     Director, Deutsche Asset Management
D'Eramo(6)
1/27/57
Assistant Treasurer
since 2003


Philip Gallo(5)      Managing Director, Deutsche Asset Management (2003-present). Formerly, Co-Head of
8/2/62                Goldman Sachs Asset Management Legal (1994-2003)
Chief Compliance
Officer since 2004



(1) Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.



(2) Length of time served represents the date that each Trustee or officer first began serving in that position with the Trust of which this fund is a series.


(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.


(5)   Address: 345 Park Avenue, New York, New York

(6)   Address: Two International Place, Boston, Massachusetts 02110

Each Officer also holds similar positions for other investment companies for which DeIM or an affiliate serves as the advisor.

OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: SCUDDER DISTRIBUTORS, INC.

Caroline Pearson:             Secretary

TRUSTEE OWNERSHIP IN THE FUND(1)


                                                 AGGREGATE DOLLAR RANGE OF
                                                 OWNERSHIP AS OF 12/31/04
                            DOLLAR RANGE OF      IN ALL FUNDS OVERSEEN BY
                         BENEFICIAL OWNERSHIP            TRUSTEE
    TRUSTEE                  IN THE FUND           IN THE FUND COMPLEX(2)
--------------------     --------------------    ------------------------
INDEPENDENT TRUSTEES:


Richard R. Burt                 None                   Over $100,000
S. Leland Dill                  None                   Over $100,000
Martin J. Gruber                None                   Over $100,000
Joseph R. Hardiman              None                   Over $100,000
Richard J. Herring              None                   Over $100,000
Graham E. Jones                 None                   Over $100,000
Rebecca W. Rimel                None                   Over $100,000
Philip Saunders, Jr.            None                   Over $100,000
William N. Searcy               None                   Over $100,000
William N. Shiebler             None                   Over $100,000

(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.


(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee's economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.


OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES


As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                 VALUE OF        PERCENT OF
                          OWNER AND                          SECURITIES ON AN   CLASS ON AN
INDEPENDENT           RELATIONSHIP TO             TITLE OF      AGGREGATE        AGGREGATE
TRUSTEE                   TRUSTEE       COMPANY    CLASS          BASIS            BASIS
--------------------  ---------------   -------   --------   ----------------   ------------
Richard R. Burt                          None

S. Leland Dill None                      None

Martin J. Gruber                         None

Joseph R. Hardiman                       None

Richard Herring                          None

Graham E. Jones                          None

Rebecca W. Rimel                         None

Philip Saunders, Jr.                     None

William N. Searcy                        None


As of February 4, 2005, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Fund.



To the best of the Fund's knowledge, as of February 4, 2005, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.


INFORMATION CONCERNING COMMITTEES AND MEETINGS OF TRUSTEES


The Board of Trustees of the Trust met nine times during the calendar year ended December 31, 2004 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.



BOARD COMMITTEES. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:



NOMINATING AND GOVERNANCE COMMITTEE. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met three times during the calendar year ended December 31, 2004.

* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds.


VALUATION COMMITTEE. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation Procedures. Messrs. Gruber and Saunders are members of the Committee with Messrs. Burt, Dill, Herring, Jones, Searcy and
Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met six times during the calendar year ended December 31, 2004.



ADDITIONAL COMMITTEES. The Board of Trustees has established a Fixed Income Committee and an Equity Committee. The members of the Fixed Income Committee are Messrs. Dill, Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman, Herring and Saunders. The Fixed Income and Equity Committees periodically review the investment performance of the Fund. The Fixed Income Committee met five times and the Equity Committee met five times during the calendar year ended December 31, 2004.



MARKETING/SHAREHOLDER SERVICE COMMITTEE: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the committee are Messrs. Herring (Chairman) and Gruber. This committee was established December 2004 and therefore held one meeting during the calendar year 2004.



LEGAL/REGULATORY/COMPLIANCE COMMITTEE: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and
(ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Messrs. Burt and Hardiman and Ms. Rimel (Chairperson). This committee was established December 2004 and met one time in 2004.



EXPENSE/OPERATIONS COMMITTEE: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Saunders and Searcy. This committee met five times in 2004.



REMUNERATION. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an "interested person" of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Compliance Committee receives an annual fee for his services.



Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and the Fund and aggregate compensation from the Fund Complex during the calendar year 2004.



                                                        PENSION OR RETIREMENT         TOTAL COMPENSATION PAID TO
       NAME OF             COMPENSATION FROM             BENEFITS ACCRUED AS            TRUSTEE FROM THE FUND
       TRUSTEE                 THE FUND                 PART OF FUND EXPENSES           AND THE FUND COMPLEX(1)
----------------------     -----------------            ---------------------         --------------------------
Richard R. Burt                 $0                               $0                          $198,370

S. Leland Dill                  $0                               $0                          $155,500

Martin J. Gruber                $0                               $0                          $136,000

Joseph R. Hardiman(2)           $0                               $0                          $139,000

Richard J. Herring(2)           $0                               $0                          $138,000

Graham E. Jones                 $0                               $0                          $137,000

Rebecca W. Rimel(2)             $0                               $0                          $164,120

Philip Saunders, Jr.(2)         $0                               $0                          $138,000

William N. Searcy               $0                               $0                          $149,500

(1) During calendar year 2004, the total number of funds overseen by each trustee was 57 funds.



(2) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $144,897, $57,154, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.


Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $__ for Mr. __, $__ for Ms. __, $__ for Mr. __, $__ for Mr. __, $__ for Mr. __ and $__ for Mr. __. These
meeting fees were borne by the Funds.



Certain funds in the Fund Complex, including this Fund, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust's Administrator or their respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.


Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt, 2 years.

       ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND COMPLEX UPON RETIREMENT

YEARS OF SERVICE              CHAIR AUDIT COMMITTEE          OTHER PARTICIPANTS
----------------              ---------------------          ------------------
   6 years                          $ 4,900                        $ 3,900
   7 years                          $ 9,800                        $ 7,800
   8 years                          $14,700                        $11,700
   9 years                          $19,600                        $15,600
10 years or more                    $24,500                        $19,500


Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.



Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


AGREEMENT TO INDEMNIFY INDEPENDENT TRUSTEES FOR CERTAIN EXPENSES. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the funds, DeAM has agreed, subject to applicable law and regulation, to indemnify and hold harmless the funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the funds or DeAM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the funds against the funds, its directors and officers, DeAM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person

(including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeAM has also agreed, subject to applicable law and regulation, to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeAM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the funds' Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DeAM will survive the termination of the investment management agreement between DeAM and the funds.

                            ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses and statements of additional information. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent auditors. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Upon liquidation of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

- Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

- Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

- Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

- Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

- Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: myscudder.com for Class S shares, or scudder.com for all other classes (type "proxy voting" in the search field).

                             ADDITIONAL INFORMATION

The CUSIP number for Class S of Scudder Commodity Securities Fund is: 811162
833.

Scudder Commodity Securities Fund has a fiscal year ending June 30th.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

                                    APPENDIX

RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody's:

S&P LONG-TERM

"AAA" -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C" -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" -- A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

"r" -- The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

"N.R." -- The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (--) sign designation to show relative standing within the major rating categories.

SHORT-TERM

"A-1" -- A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" -- A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" -- A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

"C" -- A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" -- A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PREFERRED STOCK

Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

"aaa" -- An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa" -- An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a" -- An issue rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa" -- An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

"ba" -- An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b" -- An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa" -- An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca" -- An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c" -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as "D."

Characters normally expressed as superscript shall be preceded by "pp."

                    SUBJECT TO COMPLETION, FEBRUARY 4, 2005


                           SCUDDER INSTITUTIONAL FUNDS
                        Scudder Commodity Securities Fund
                 (Class A, B, C and Institutional Class Shares)
                                     , 2005

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Class A, B, C and the Institutional Class prospectuses dated ______, 2005, as amended from time to time, for Scudder Commodity Securities Fund (the "Fund"), a series of Scudder Institutional Funds (the "Trust"), copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

When issued, the Annual Report to Shareholders is incorporated herein by reference and is deemed to be part of this Statement of Additional Information. A copy of the Fund's Annual Report, when issued, may be obtained without charge by calling the Fund at the toll-free number 1-800-621-1048.

This Statement of Additional Information ("SAI") is incorporated by reference into the applicable prospectuses.

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      ----
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS....................     2

         Investment Objective......................................     2
         Investment Policies.......................................     2
         Other Investments and Investment Practices................    21

INVESTMENT RESTRICTIONS............................................    28

MANAGEMENT OF THE FUND.............................................    29

         Investment Advisor........................................    29

FUND SERVICE PROVIDERS.............................................    31

         Distributor...............................................    31
         Administrator.............................................    32
         Independent Registered Public Accounting Firm.............    33
         Legal Counsel.............................................    33
         Fund Accounting Agent.....................................    33
         Custodian, Transfer Agent and Shareholder Service Agent...    33

PORTFOLIO TRANSACTIONS.............................................    34

PURCHASE AND REDEMPTION OF SHARES..................................    35

DIVIDENDS..........................................................    46

TAXES..............................................................    47

NET ASSET VALUE....................................................    52

TRUSTEES AND OFFICERS..............................................    53

ORGANIZATION OF THE TRUST..........................................    61

PROXY VOTING GUIDELINES............................................    62

ADDITIONAL INFORMATION.............................................    63

APPENDIX...........................................................     1

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE

The following is a description of the Fund's investment objective, policies and restrictions. There can, of course, be no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is capital appreciation.

                               INVESTMENT POLICIES

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and commodities-linked securities of companies in commodities-related industries or other issuers where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes. The fund's advisor, Deutsche Investment Management Americas Inc., ("DeIM" or "Advisor"), considers a company to be in a commodities-related industry if, as determined by DeIM, at least 50% of the company's assets, revenues or net income are derived from or related to a commodities-related industry.


The Advisor may determine, based on various factors, including changes in supply and demand for a certain commodity or commodities, broad economic projections or better relative value than investing in direct equity securities, to invest between 30% and 70% of the fund's assets in securities linked to physical commodities or an index of physical commodities, i.e., commodities-linked structured notes, as well as (as a hedge against a decline in the value of its portfolio investments or to achieve returns consistent with those anticipated to be earned from investments in commodities-related securities) options, swaps and futures contracts related to physical commodities or commodities indexes.


Fundamental, valuation-driven equity research is the Advisor's primary source of value-added, and stock selection is the Advisor's primary performance driver. The Advisor begins with an actionable top-down view on the underlying commodities, and based on its company-specific knowledge, chooses the stocks expected to perform best in that environment. The Advisor's top-down analysis also assists with switching among early- and late-cycle companies and country allocation. Allocation among the energy and materials sectors and any industry group within the sectors is an added performance driver.

To enable the Advisor to achieve its investment objective through commodity, economic and investment cycles, the Advisor's equity returns are augmented by reinforcing the Advisor's commodity views via exposure to commodities-linked structured notes. The Advisor may also anticipate future investments in equities by investing in options, swaps and futures contracts.

The Advisor may focus on the securities of particular issuers or industries within the commodities-related industries in which the fund invests, or in particular countries or regions, at different times. The Advisor will normally sell a stock when it believes that its price is unlikely to go higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given commodities-related industry.

The following is a discussion of the various investments of and techniques employed by the Fund.

Unless otherwise indicated, the Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. As a matter of non-fundamental operating policy, the Fund may also be subject to additional restrictions. See the section entitled "Investment Restrictions - Additional Restrictions."

SUMMARY OF INVESTMENT PRACTICES

INVESTMENT PRACTICE

KEY TO TABLE:

[x]   Permitted without stated limit

[ ] Permitted without stated limited, but not expected to be used to a significant extent

Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

Italic type (e.g. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

EQUITY SECURITIES
Common Stock                                                                    [X]
Warrants                                                                        [X]
Preferred Stock                                                                 20%
Convertible Securities                                                          [X]
MONEY MARKET INSTRUMENTS
Short-Term Instruments                                                          [ ]
Obligations of Banks and Other Financial Institutions                           [ ]
Certificates of Deposit and Banker's Acceptances                                [ ]
Commercial Paper                                                                [ ]
Variable Rate Master Demand Notes                                               [ ]
U.S. Government Securities                                                      [ ]
DERIVATIVE SECURITIES (OPTIONS)
Options on Securities                                                           [X]
Options on Securities and Commodities Indices                                   [X]
Options on Non-US Securities and Commodities Indices                            [X]
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
Futures Contracts                                                               [X]
Futures Contracts on Securities and Commodities Indices                         [X]
Options on Futures Contracts (including Contracts on Securities and             [X]
Commodities Indices)
DERIVATIVE SECURITIES (SWAPS)
Swaps Agreements                                                                [X]
COMMODITIES-LINKED DERIVATIVE INSTRUMENTS                                       [X]
SECURITIES OF NON-U.S. ISSUERS
Foreign Securities & Depository Receipts (ADRs, EDRs, GDRs and IDRs)            [ ]
Investments in Emerging Markets                                                 30%
Region and Country Investing                                                    [X]
CURRENCY MANAGEMENT
Currency Exchange Transactions                                                  [X]
Currency Hedging Transactions                                                   [X]
Cross Hedging                                                                   [X]
Forward Currency Exchange Contracts                                             [X]
Options on Foreign Currencies                                                   [X]
ADDITIONAL LIMITATIONS AND RISK FACTORS
Asset Coverage                                                                  [X]
Investment Restrictions on Futures Transactions                                 [ ]
Non-U.S. Securities                                                             [X]
Emerging Markets                                                                30%
Rating Services                                                                 [X]
OTHER INVESTMENTS AND INVESTMENT PRACTICES

INVESTMENT PRACTICE

KEY TO TABLE:

[x]   Permitted without stated limit

[ ] Permitted without stated limited, but not expected to be used to a significant extent

Roman type (e.g. 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

Italic type (e.g. 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

Illiquid Securities                                                             15%
TBA Commitments                                                                 [ ]
When-Issued and Delayed Delivery Securities                                     15%
Repurchase Agreements                                                           [ ]
Reverse Repurchase Agreements                                                   [ ]
Mortgage Dollar Rolls                                                           [ ]
Lending of Fund Securities                                                      33%
Borrowing                                                                         a) fundamental policy -- 33%
                                                                                  b) operating policy -- 5%
Short Sales                                                                     [ ]
Hedging Strategies                                                              [ ]
Other Investment Companies                                                      10%
Temporary Defensive Investments                                                 100%
Diversification                                                                 [x]
Reserve Assets                                                                  [ ]
Indexed Securities                                                              [ ]

The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

EQUITY SECURITIES

GENERAL. The Fund may invest in equity securities listed on any domestic or non-U.S. securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of preferred stock that may be converted into common stock or that carry the right to purchase common stock).

COMMON STOCKS. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

WARRANTS. The Fund may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

PREFERRED STOCK. The Fund may invest up to 20% of its net assets in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of the McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for the Fund. Generally, however, the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than the income derived from a common stock but lower in yield than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MONEY MARKET INSTRUMENTS

SHORT-TERM INSTRUMENTS. The Fund intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. However, the Fund may invest short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Fund experiences large cash inflows through the sale of securities. When the Fund experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in U.S. dollars or in foreign currencies.

Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. The Fund may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign financial institutions, including banks.

For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of U.S. banks.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Fund must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Fund may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. government which include: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. government are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. government are: instruments that are supported by the full faith and credit of the U.S. government (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

COMMODITIES-LINKED DERIVATIVE INSTRUMENTS

The Fund intends to invest in commodities-linked derivative instruments, in particular in structured notes. The value of a commodities-linked derivative instrument typically is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The Fund invests in commodities-linked derivative investments that are hybrid instruments excluded from regulation under the Commodity Exchange Act and the rules thereunder, so that the Fund will not be considered a "commodity pool." The Fund may invest up to 40% of its total assets in qualifying hybrid instruments. Additionally, from time to time the Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the Commodity Exchange Act.

The Fund will invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices. These are "commodities-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund. These notes may be issued by banks, brokerage firms, insurance companies and other corporations.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices, but a particular note is primarily a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments. To try to reduce this risk, the Fund does not expect to invest more than 40% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, exceeds 50% of the face value of the notes. That amount is calculated at the time of investment.

The structured notes the Fund enters into are expected to involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the Fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked structured notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments the Fund invests in may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of the Fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Although the Fund itself will not be leveraged, some of the commodity-linked instruments the Fund may hold will involve leverage. The Fund will not invest in an instrument if, at the time of purchase, (1) that instrument's "leverage ratio" exceeds 300% of the price increase (or decrease) in the underlying index or (2) the Fund's "portfolio leverage ratio" exceeds 150%. What this means is that for an instrument with a "leverage factor" of 300%, a 1% gain (or loss) in the underlying index would result in a 3% gain (or loss) in the value of the instrument. "Portfolio leverage ratio" is defined as the average (mean) leverage ratio of all instruments in the Fund's portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional value.

Derivative strategies and the writing of uncovered (or so-called "naked") options are speculative and may hurt the Fund's performance. The Fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's derivatives and options strategy are dependent upon the Advisor's ability to discern pricing inefficiencies and predict trends in the commodities and other markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual stocks or fixed-income securities, and there can be no assurance that the use of this strategy will be successful.

STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various strategic transactions described below to seek to facilitate portfolio management and mitigate risks. Such strategic transactions are regularly used by many mutual funds and other institutional investors. Although the Advisor seeks to use these kinds of transactions to further the Fund's investment objective, no assurance can be given that they will achieve this result.

The Fund expects to invest in options, swaps and futures contracts, and may engage in foreign currency transactions, including foreign currency forward contracts and other strategic transactions, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps in connection with its investments in securities of foreign commodities-related industries. Although not intended to be a significant element in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions and short sales.

Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, or protect against changes in currency exchange rates. In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the Investment Company Act of 1940, as amended) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets in anticipation of, or as a substitute for, purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund intends to invest in commodity swap agreements. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price. Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation. OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SECURITIES OF NON-U.S. ISSUERS

GENERAL. The Fund will, under normal market conditions, invest a significant portion of its assets in non-U.S. securities.

The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the Investment Company Act of 1940, as amended (the "1940 Act"), will involve the indirect payment of a portion of the expenses involved (including the advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

INVESTMENTS IN AMERICAN, EUROPEAN, GLOBAL AND INTERNATIONAL DEPOSITORY RECEIPTS. The Fund may invest in non-U.S. securities in the form of ADRs, EDRs, GDRs, or IDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

INVESTMENTS IN EMERGING MARKETS. The Fund may invest up to 30% of its net assets in one or more countries with emerging securities markets. These countries are generally located in Latin America, Eastern Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets.

As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of U.S. corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

REGION AND COUNTRY INVESTING. The Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Fund's investments in a particular region or country will subject the Fund (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

For purposes of the Fund's investment objective, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

CURRENCY MANAGEMENT

GENERAL. In connection with the Fund's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to U.S. investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

CURRENCY EXCHANGE TRANSACTIONS. Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

CURRENCY HEDGING. The Fund's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Proper currency hedging is important because a decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

CROSS HEDGING. At the discretion of the Advisor, the Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

The Fund will segregate cash or liquid securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Fund's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

OPTIONS ON FOREIGN CURRENCIES. The Fund may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Fund may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Fund may also write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Fund intends to treat OTC options as not readily marketable and therefore subject to the Fund's limitation with respect to illiquid securities.

ADDITIONAL LIMITATIONS AND RISK FACTORS

In addition to the risks discussed above, the Fund's investments may be subject to the following limitations and risk factors:

ADDITIONAL RISKS RELATED TO TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, SWAPS AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that the counter party to the option will not fulfill its obligations.

ASSET COVERAGE. The Fund will comply with the segregation or coverage guidelines established by the Commission and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and securities and commodities indices; commodities, currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of the Fund has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on a continual basis to equitize cash so that the Fund may maintain 100% equity exposure. In compliance with current CFTC regulations, the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts," there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company ("RIC") for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

INVESTMENT RESTRICTIONS ON FUTURES TRANSACTIONS. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

NON-U.S. SECURITIES. Although the Fund intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-U.S. securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for non-U.S. securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

EMERGING MARKETS. The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico,

Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

RATING SERVICES. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Fund's Prospectuses is set forth in the Appendix to this SAI.

                   OTHER INVESTMENTS AND INVESTMENT PRACTICES

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-U.S. securities , municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD").

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA PURCHASE COMMITMENTS. The Fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Fund's Board of Trustees. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

LENDING OF FUND SECURITIES. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

BORROWING. The Fund will not borrow money (including through reverse repurchase agreements or dollar roll transactions) for any purpose in excess of 5% of its total assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its total assets. Furthermore, additional investments (including roll-overs) will not be made when borrowings (including reverse repurchase agreements) exceed 5% of each Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Fund's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Fund's securities and the Fund's NAV per Share, and money borrowed by the Fund will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds. It is not the intention of the Advisor to use leverage as a normal practice in the investment of the Fund's assets.

SHORT SALES. The Fund may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales "against the box," allow the Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian.

The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

HEDGING STRATEGIES. The Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) U.S. Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Fund change its investments among different types of fixed income securities.

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

- the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

- the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

- possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

- the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

OTHER INVESTMENT COMPANIES. The Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company (unless permitted to exceed those limitations by an exemptive order of the SEC). The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

NON-DIVERSIFICATION. The Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. See "Taxes."

CONCENTRATION. The Fund "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

RESERVE ASSETS. As a reserve for changes in allocation in the Fund's equity investments and to cover the Fund's open positions resulting from its investments in derivative instruments, the Fund also invests its assets in money market instruments or money market funds.

INDEXED SECURITIES. The Fund may invest in indexed securities whose value depends on the price of foreign currencies, commodities or securities indices or other financial values or statistics. Examples include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

INVESTMENT OF UNINVESTED CASH BALANCES. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund's investment policies and restrictions.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

THE GSCI(R) TOTAL RETURN INDEX

The following description of the GSCI(R) Total Return Index is based upon the description prepared by the sponsor of the index. As of the date of this SAI, the sponsor's description is available at http://www.gs.com/gsci/. Goldman Sachs and its affiliates have not approved this description and have not consented to the inclusion of this description in this SAI.

The GSCI(R) Total Return Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across a spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment.

The GSCI(R) Total Return Index is "world-production weighted" (i.e., the quantity of each commodity in the index is determined by the average quantity of production in the last five years of available data). Unlike equity indices, which are generally weighted based upon market capitalizations, there is no direct counterpart to market capitalization for commodities. Commodity interests are held in a variety of ways, including long futures positions, over-the-counter investments, long-term fixed-price purchasing contracts, physical inventory, etc., making an accurate accounting of capital dedicated to holding commodities infeasible. Hence, production weighting is used to achieve a close analogue to market capitalization. The world-production weighting of the GSCI(R) Total Return Index is generally updated every year.

The GSCI(R) Total Return Index contains as many commodities as possible, with the rules excluding commodities only to retain liquidity and investability in the underlying futures markets. Currently, the GSCI(R) Total Return Index contains 24 commodities from all commodity sectors: six energy products, seven metals, and eleven agricultural products. This broad range of constituent commodities provides the GSCI(R) Total Return Index with a high level of diversification both across subsectors and within each subsector. This diversity minimizes the effects of highly idiosyncratic events, which have large implications for the individual commodity markets, but are muted when aggregated to the level of the GSCI(R) Total Return Index.

The GSCI(R) Total Return Index reflects a passive portfolio of long positions in futures. Unlike equity investments, a "passive" futures portfolio requires regular transactions to maintain because futures expire. Futures contracts near expiration are exchanged (or rolled forward) for futures contracts with the nearest later expiration date at the beginning of the month during which such contracts expire. Certain contracts expire each month, while others expire less frequently. The GSCI(R) Total Return Index will (except under limited circumstances) roll these positions passively from the fifth to ninth business day of the month at the closing prices for such days at the rate of 20% (based on quantity) per day. Other than during the roll period, the GSCI(R) Total Return Index will only contain one futures maturity (the nearest expiration) per commodity. Unlike the GSCI(R) Total Return Index, the Advisor seeks to actively manage the roll of contracts and may do so intra-day or on days outside of the roll cycle of the GSCI(R) Total Return Index.

Because of the low margin typically required in commodity futures trading, futures contracts are inherently leveraged. The GSCI(R) Total Return Index is designed to be comparable to simple (i.e. unleveraged) investing in traditional assets. To do so, the futures need to be fully-collateralized. In a fully-collateralized futures purchase, the investor pays the face value of the futures as collateral at the time that the futures contract is opened. The investor would then receive the Treasury Bill rate of return on this collateral in addition to the return on the futures contract.

HISTORICAL PERFORMANCE OF THE GSCI(R) TOTAL RETURN INDEX

The following table presents the returns of the GSCI(R) Total Return Index for the periods presented. The returns do not reflect any deductions for fees or expenses to which the Fund will be subject. Past returns and the GSCI(R) Total Return Index may not be indicative of its future performance. Among other things, the performance of the GSCI(R) Total Return Index is likely to vary significantly based on the economy in general and inflation in particular. Additionally, because 50% of the Fund's benchmark is comprised of indexes other than the GSCI(R) Total Return Index, the performance of the Fund will differ from the GSCI(R) Total Return Index.

Year Ended December 31,                    Annual Performance Results
-----------------------                    --------------------------
       2004                                          17.28%

       2003                                          20.72%

       2002                                          32.07%

       2001                                         (31.93%)

       2000                                          49.74%

       1999                                          40.92%

RETURNS FOR 2003 AND 2004 HAVE BEEN LARGELY DEPENDENT ON INCREASES IN OIL PRICES, WHICH HAVE BEEN SUBSTANTIAL. INCREASES OF THIS SIZE MAY NOT BE REPEATED IN THE FUTURE. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES. The following investment restrictions are "fundamental policies" of the Fund may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectus, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Fund) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Fund) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Fund). Whenever a Trust is requested to vote on a fundamental policy of the Fund, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Fund meeting. The percentage of a Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

      (1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (2) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (3) engage in business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      (4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

      (5) make loans of money or property to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and polices may be deemed to be loans;

      (6) purchase or sell commodities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time, and except that the purchase or sale by the Fund of securities of commodities-related companies and commodities-linked derivative instruments, including swaps, structured notes, options and futures will not constitute the purchase or sale of commodities; or

      (7) concentrate its investments in a particular industry, as the term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, except commodities-related industries.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

As a matter of non-fundamental operating policy, the Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Fund will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund or any registered investment company investing in the Fund is registered.

                             MANAGEMENT OF THE FUND

                               INVESTMENT ADVISOR

DeIM, 345 Park Avenue, New York, New York 10154, acts as the investment advisor to the Fund pursuant to the terms of an investment advisory agreement ("Investment Advisory Agreement"). Under the supervision of the Board of Trustees of the Fund, DeIM makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM is part of Deutsche Asset Management ("DeAM"). DeIM together with its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors are one of the most experienced investment counsel firms in the US. Scudder was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.


The present investment advisory agreement (the "Agreement") for the Fund, dated December 14, 2004 was approved by the Trustees of the Trust on December 14, 2004, and the Fund's sole initial shareholder on February 4, 2005. The Agreement continues in effect for an initial term of two years and then on a year to year basis if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to the Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of the Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.

The Fund is managed by a team of investment professionals who each play an important role in a Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The Fund pays the Advisor an annual fee based on the Fund's average daily net assets. The fee is computed daily, payable monthly, at the following annual rates: 0.95% of the first $500 million, 0.90% of the next $500 million and 0.85% of the amount in excess of $1 billion.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

BOARD CONSIDERATIONS IN CONNECTION WITH APPROVAL OF INVESTMENT ADVISORY AGREEMENTS FOR SCUDDER COMMODITY SECURITIES FUND

In approving the fund's Investment Advisory Agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to the fund; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor may benefit, at least indirectly, from certain securities lending and brokerage relationships between the fund and affiliates of the Advisor (and that the Board will receive information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor may receive from the brokerage and research services it receives from broker-dealers who execute portfolio transactions for the fund. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the approval of the Investment Advisory Agreement was in the best interest of the fund and its shareholders.

CODE OF ETHICS

The Trust, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's

Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement ("Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B, Class C, Class S and Institutional Class shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement for the Trust dated August 19, 2002, and amended effective December 14, 2004, was approved by the Trustees on December 14, 2004. The Distribution Agreement continues in effect for an initial period of two years and then from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement provides that the Distributor shall: (i) use reasonable efforts to sell shares upon the terms and conditions contained in Distribution Agreement and the Fund's then-current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Trustees and the Fund's Declaration of Trust and By-Laws; and (v) provide the Fund's Board of Trustees with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the Fund's outstanding Shares of the related class or upon 60 day's written notice by the Distributor and shall automatically terminate in the event of an assignment.


SDI and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated or assigned by either party, without penalty, by the vote of a majority of the Fun's non-interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund in the same manner as the Distribution Agreement.

CLASS A, B AND C SHARES ONLY. With respect to the Class A, Class B and Class C shares of the Fund, these classes may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Service Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor or their affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Service Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.


As compensation for providing distribution services as described above for Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Service Agents. As compensation for providing distribution services as described above for Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net assets. For its services under the Shareholder Services Agreement, SDI receives a shareholder services fee from the Fund under the Rule 12b-1 Plan, payable monthly, at an annual rate of 0.25% of the average daily net assets of Class B and C shares of the Fund.


Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted a Plan of Distribution for each class of Shares (except the Institutional Class and Class S Shares) (the "Plans"). Under each Plan, the Fund pays a fee to the Distributor for distribution and other shareholder service assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Service Agents. The Plans remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Trustees and
(b) by the affirmative vote of a majority of the Non-Interested Trustees, who have not direct or indirect financial interest in such Plans, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of their reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Trustees make a similar determination each year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Fund's Non-Interested Trustees or by a vote of a majority of the Fund's outstanding Shares.

During the continuance of the Plans, the Fund's Board of Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Non-Interested Trustees shall be committed to the discretion of the Non-Interested Trustees then in office.

If a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class.

As the Fund has not commenced operations, the Fund has not yet paid any expenses in connection with the Rule 12b-1 Plans.

                                  ADMINISTRATOR

Under an administration agreement dated July 1, 2001, as amended December 14, 2004, Investment Company Capital Corp. ("ICCC" or "the Administrator") calculates the net asset value of the Fund and generally assists the Board of Trustees in all aspects of the administration and operation of the Fund. The Administration Agreement provides for the Fund to pay ICCC a fee, accrued daily and paid monthly, equal on an annual basis to 0.40% of the average daily net assets of each of Class A, B and C shares; 0.15% of the average daily net assets of Institutional Class shares; and 0.50% of the average daily net assets of Class S shares.

Under the Administration Agreement, the Administrator may delegate one or more of its responsibilities to others at the Administrator's expense.

Under the Administration Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Fund reasonably deem necessary for the proper administration of the Fund. The Administrator will generally assist in all aspects of the Fund's' operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02116-2624, serves as the Fund's Independent Registered Public Accounting Firm.


                                  LEGAL COUNSEL

Willkie Farr & Gallagher LLP, 787 7th Avenue, New York, New York 10019, serves as legal counsel to the Fund.

                              FUND ACCOUNTING AGENT

ICCC has retained Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, as the Fund's fund accounting agent. SFAC is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Fund.

Pursuant to an agreement between SFAC and State Street Bank and Trust Company ("SSB" or the "Custodian"), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Fund.

             CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT

Brown Brothers Harriman and Company, 40 Water Street, Boston, MA 02109, serves as the Custodian of the Fund. Scudder Investment Service Company ("SISC"), 210 West 10th Street, Kansas City, Missouri 64105-1614 is the Fund's transfer agent and dividend paying agent. SISC serves as transfer agent of the Trust and of the Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. The Administrator pays SISC except that the Fund shall pay SISC reasonable out-of-pocket expenses or disbursements.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

                             PORTFOLIO TRANSACTIONS





The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.



The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.



Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.



It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.



The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research").



Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.



In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.



Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.



The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.



Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.



Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


PORTFOLIO TURNOVER

Fund turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. A higher rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

PORTFOLIO HOLDINGS


The Fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.


The Fund's procedures permit nonpublic portfolio holdings information to be shared with affiliates of Deutsche Asset Management, sub-advisers, custodians, independent auditors, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in providing the information sooner than 15 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

                        PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund (including any applicable sales charge) next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

CERTIFICATES. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

USE OF FINANCIAL SERVICES FIRMS. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, Scudder Investments Service Company (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

TELEPHONE AND ELECTRONIC TRANSACTION PROCEDURES. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QUICKBUY AND QUICKSELL. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

- Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

- 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

- Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

PURCHASES

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

FINANCIAL SERVICES FIRMS' COMPENSATION. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for Scudder-branded plans by ADP, Inc. under an alliance with SDI and its affiliates, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.


In addition to the discounts or commissions described herein and in the prospectuses, SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.


Upon notice to all dealers, SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the five compensation schedules up to the following amounts:


           COMPENSATION SCHEDULE #1:               COMPENSATION SCHEDULE #2:             COMPENSATION SCHEDULE #3:
     -------------------------------------          -----------------------         -----------------------------------
     RETAIL SALES AND SCUDDER FLEX PLAN(1)          SCUDDER PREMIUM PLAN(2)         SCUDDER MID-TO-LARGE MARKET PLAN(2)
     -------------------------------------          -----------------------         -----------------------------------
                                       AS A                              AS A                                AS A
                                  PERCENTAGE OF                      PERCENTAGE OF                        PERCENTAGE
            AMOUNT OF                  NET       AMOUNT OF SHARES         NET           AMOUNT OF           OF NET
           SHARES SOLD             ASSET VALUE         SOLD           ASSET VALUE      SHARES SOLD       ASSET VALUE
           -----------             -----------   ----------------    ------------      -----------       -----------
$1 million to $3 million              1.00%      Under $15 million       0.50%      Over $15 million    0.25% - 0.50%

Over $3 million to $50 million        0.50%               -                 -                -                 -

Over $50 million                      0.25%               -                 -                -                 -


   COMPENSATION SCHEDULE #4: SCUDDER
   ---------------------------------
            CHOICE  Plan(3)
   ---------------------------------
                                       AS A
                                  PERCENTAGE OF
            AMOUNT OF                  NET
          SHARES SOLD             ASSET VALUE
          -----------             -----------
All amounts                          1.00%

Term Bond Fund)




(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) SDI compensates UBS Financial in accordance with Premium Plan Compensation Schedule #2.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

CLASS A PURCHASES. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                               SALES CHARGE
                                                                               ------------
                                                                                         ALLOWED TO DEALERS
                                           AS A PERCENTAGE OF     AS A PERCENTAGE OF     AS A PERCENTAGE OF
AMOUNT OF PURCHASE                            OFFERING PRICE       NET ASSET VALUE*        OFFERING PRICE
------------------                         -------------------    ------------------     ------------------
Less than $50,000                                 5.75%                 6.10%                 5.20%
$50,000 but less than $100,000                    4.50                  4.71                  4.00
$100,000 but less than $250,000                   3.50                  3.63                  3.00
$250,000 but less than $500,000                   2.60                  2.67                  2.25
$500,000 but less than $1 million                 2.00                  2.04                  1.75
$1 million and over                                .00**                 .00**                ***

*   Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

*** Commission is payable by SDI as discussed below.

CLASS A NAV SALES. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c) certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;


(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(j) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(k) in connection with a direct "roll over" of a distribution from a Flex Plan into a Scudder IRA( this applies to Class B shares only).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

CLASS A QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Fund that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Fund held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

CLASS A CUMULATIVE DISCOUNT. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder

Fund that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Fund as "Scudder Fund", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

COMBINED PURCHASES. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Fund that bear a sales charge.

CLASS C PURCHASES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed. Class C shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund's Prospectuses and SAI.

MULTI-CLASS SUITABILITY. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained by ADP under an alliance with SDI and its affiliates ("Scudder Flex Plans" and "Scudder Choice Plans").

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a. Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c. Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

PURCHASE OF INSTITUTIONAL CLASS SHARES. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum amounts may be changed at any time in management's discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's transfer agent should submit purchase and redemption orders as described in the Prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Scudder Investments Service Company at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.


AUTOMATIC INVESTMENT PLAN. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both subsequent and initial investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.


PAYROLL INVESTMENT PLANS. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

REDEMPTIONS

REDEMPTION FEE. The fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

WIRES. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

AUTOMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code
      Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

IN-KIND REDEMPTIONS. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

EXCHANGES

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or SDI.

AUTOMATIC EXCHANGE PLAN. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

MULTI-CLASS CONVERSIONS. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared and to have been paid by the Fund not later than such December 31.


The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Fund with multiple classes of shares or Scudder Fund as provided in the prospectus. See "Combined Purchases" for a list of such other Fund. To use this privilege of investing dividends of the Fund in shares of another Scudder or Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

TAXATION OF THE FUND. The Fund will elect to be treated as a regulated investment company under Subchapter M of the Code. The Fund intends to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

The Fund has obtained advice of counsel concerning the treatment of structured notes and certain other derivative instruments for purposes of these requirements. That advice is based, among other things, on an analysis of the relevant law as applied to the type of securities in which the Fund will invest. The advice is not binding on the IRS. The Fund may be disqualified as a RIC if the Fund chooses not to qualify as a RIC, or if the IRS challenges the Fund's advice and its challenge is upheld, or if the Fund otherwise fails to qualify as a RIC. If the Fund is disqualified as a RIC, then the Fund will be subject to federal income tax on its ordinary taxable income and capital gain at regular corporate rates (without a deduction for distributions to shareholders). When distributed, that income would then be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

TAXATION OF U.S. SHAREHOLDERS.

FUND DISTRIBUTIONS. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income.

For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Distributions are taxable to shareholders even if they are paid from income or gains by the Fund before a shareholder's investment (and thus may have been included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in addition shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

DIVIDENDS RECEIVED DEDUCTION. Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

FOREIGN TAXATION. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

TAX EFFECTS OF CERTAIN TRANSACTIONS. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. These rules, among other things (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Requirements related to the Fund's status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options, future contracts, forward contracts, swap agreements and certain structured securities.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in real estate investment trusts that hold residual interests in real estate mortgage investment conduits; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

SWAPS. As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap may result in capital gain or loss (which may be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

TAX TREATMENT OF SWAPS AND STRUCTURED NOTES. The status of swaps and commodity-linked notes under tests to qualify as a RIC under the Internal Revenue Code is not certain. If the commodity-linked derivative instruments in which the Fund invests are not "securities" within the meaning of the 1940 Act, then the Fund will not be able to meet these requirements. Although the Fund intends to take the position that these instruments are securities for this purpose, the Fund has not asked the Internal Revenue Service for a ruling and the Internal Revenue Service may not agree with our view. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits.

OTHER TAX CONSIDERATIONS. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS

Distributions from the Fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of the Fund.

Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest, interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder and bank deposits, reduced by expenses that allocable to such income) and (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short term capital gain over the Fund's net long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or a substitute Form).

The foregoing is only a summary of certain material federal income tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Fund are managed by the Board of Trustees. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund affairs and for exercising the Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.


The following information is provided for each Trustee and Officer of the Trust and the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Fund. Information for each Non-Independent Trustee ("Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust's operations is One South Street, Baltimore, Maryland, 21202.


The following individuals hold the same position with the Fund and the Trust.

INDEPENDENT TRUSTEES

 NAME, DATE OF BIRTH,
   POSITION WITH THE                                                                              NUMBER OF FUNDS
FUND AND LENGTH OF TIME                   BUSINESS EXPERIENCE AND DIRECTORSHIPS                      IN THE FUND
     SERVED(1,2)                                 DURING THE PAST 5 YEARS                          COMPLEX OVERSEEN
-----------------------    -------------------------------------------------------------------    ----------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis           54
5/27/37                    Corporation(3) (optical networking equipment) (July 2000 to present),
Chairman since 2004 and    Brown Investment Advisory & Trust Company (investment advisor)
Trustee since 2002         (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of
                           Funds (registered investment companies) (March 1998
                           to present). Formerly, Director, Soundview Technology
                           Group Inc. (investment banking) (July 1998 to January
                           2004) and Director, Circon Corp.(3) (medical
                           instruments) (November 1998-January 1999); President
                           and Chief Executive Officer, The National Association
                           of Securities Dealers, Inc. and The NASDAQ Stock
                           Market, Inc. (1987-1997); Chief Operating Officer of
                           Alex. Brown & Sons Incorporated (now Deutsche Bank
                           Securities Inc.) (1985-1987); General Partner, Alex.
                           Brown & Sons Incorporated (now Deutsche Bank
                           Securities Inc.) (1976-1985)

Richard R. Burt            Chairman, Diligence LLC (international information collection and             56
2/3/47                     risk-management firm (September 2002 to present); Chairman, IEP
Trustee since 2002         Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger
                           International, Inc.(3) (publishing) (September 1995 to
                           present), HCL Technologies Limited (information
                           technology) (April 1999 to present), UBS Mutual Funds
                           (formerly known as Brinson and Mitchell Hutchins
                           families of funds) (registered investment companies)
                           (September 1995 to present); and Member, Textron
                           Inc.(3) International Advisory Council (July 1996 to
                           present). Formerly, Partner, McKinsey & Company
                           (consulting) (1991-1994) and US Chief Negotiator in
                           Strategic Arms Reduction Talks (START) with former
                           Soviet Union and US Ambassador to the Federal
                           Republic of Germany (1985-1991); Member of the Board,
                           Homestake Mining(3) (mining and exploration)
                           (1998-February 2001), Archer Daniels Midland Company(3)
                           (agribusiness operations) (October 1996-June 2001)
                           and Anchor Gaming (gaming software and equipment)
                           (March 1999 -December 2001); Chairman of the Board,
                           Weirton Steel Corporation(3) (April 1996-2004)

S. Leland Dill             Trustee, Phoenix Euclid Market Neutral Funds (since May 1998),                54
3/28/30                    Phoenix Funds (24 portfolios) (since May 2004) (registered investment
Trustee since 1999         companies); Retired (since 1986). Formerly, Partner, KPMG
                           Peat Marwick (June 1956-June 1986); Director, Vintners International
                           Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA)
                           International (January 1992-March 2000), Coutts Trust Holdings Ltd.,
                           Coutts Group (private bank) (March 1991-March 1999); General Partner,
                           Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix
                           Zweig Series Trust (September 1989-May 2004)

 NAME, DATE OF BIRTH,
   POSITION WITH THE                                                                              NUMBER OF FUNDS
FUND AND LENGTH OF TIME                    BUSINESS EXPERIENCE AND DIRECTORSHIPS                    IN THE FUND
     SERVED1,(2)                                  DURING THE PAST 5 YEARS                         COMPLEX OVERSEEN
-----------------------    ---------------------------------------------------------------------  ----------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New         54
7/15/37                    York University (since September 1964); Trustee (since January 2000)
Trustee since 1999         and Chairman of the Board (since February 2004), CREF (pension fund);
                           Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since February
                           2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai
                           Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc.
                           (since January 2000) (registered investment companies). Formerly,
                           Trustee, TIAA (pension fund) (January 1996-January 2000); Director,
                           S.G. Cowen Mutual Funds (January 1985-January 2001)

Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance         54
2/18/46                    Department, The Wharton School, University of Pennsylvania (since
Trustee since 1990         July 1972); Director, Lauder Institute of International Management
                           Studies (since July 2000); Co-Director, Wharton Financial
                           Institutions Center (since July 2000). Formerly, Vice Dean and
                           Director, Wharton Undergraduate Division (July 1995-June 2000)

Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)              54
1/31/33                    (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck
Trustee since 2002         & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998)

Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts              54
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President,
Trustee since 2002         The Glenmede Trust Company (investment trust and wealth management)
                           (1983 to present)

Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                 54
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Trustee since 1999         Industry Consulting, Wolf & Company (consulting)(1987-1988);
                           President, John Hancock Home Mortgage Corporation
                           (1984-1986); Senior Vice President of Treasury and
                           Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986)

William N. Searcy          Private investor since October 2003; Trustee of 18 open-end mutual            54
9/03/46                    funds managed by Sun Capital Advisers, Inc. (since October 1998).
Trustee since 2002         Formerly, Pension & Savings Trust Officer, Sprint Corporation(3)
                           (telecommunications) (since November 1989)

Interested Trustee

 NAME, DATE OF BIRTH,
   POSITION WITH THE                                                                              NUMBER OF FUNDS
FUND AND LENGTH OF TIME                    BUSINESS EXPERIENCE AND DIRECTORSHIPS                    IN THE FUND
     SERVED(1,2)                                  DURING THE PAST 5 YEARS                         COMPLEX OVERSEEN
-----------------------    ---------------------------------------------------------------------  ----------------
William N. Shiebler(4)     Chief Executive Officer in the Americas for Deutsche Asset Management         137
2/6/42                     ("DeAM") and a member of the DeAM Global Executive Committee (since
Trustee 2004 - present     2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and
                           Senior Managing Director of Putnam Investments, Inc. and President,
                           Chief Executive Officer, and Director of Putnam Mutual Funds Inc.
                           (1990-1999)

Officers

  NAME, DATE OF BIRTH,
     POSITION WITH THE
 FUND AND LENGTH OF TIME                BUSINESS EXPERIENCE AND DIRECTORSHIPS
     SERVED(1,2)                                DURING THE PAST 5 YEARS
-----------------------    --------------------------------------------------------------------
Julian F. Sluyters(5)      Managing Director, Deutsche Asset Management (since May 2004);
7/14/60                    President and Chief Executive Officer of The Germany Fund, Inc., The
President and Chief        New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The
Executive Officer since    Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income
2004                       Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004);  Scudder
                           Global Commodities Stock Fund, Inc. (since July 2004); President and
                           Chief Executive Officer, UBS Fund Services (2001-2003); Chief
                           Administrative Officer (1998-2001) and Senior Vice President and
                           Director of Mutual Fund Operations (1991 to 1998) UBS Global
                           Asset Management

Kenneth Murphy(6)          Vice President, Deutsche Asset Management (2000-present). Formerly,
10/13/63                   Director, John Hancock Signature Services (1992-2000)
Vice President and
Anti-Money Laundering
Compliance Officer since
2002

Paul Schubert(5)(1963)     Managing Director, Deutsche Asset Management (since July 2004).
Chief Financial Officer    Formerly, Executive Director, Head of Mutual Fund Services and
2004 - present             Treasurer for UBS Family of Funds at UBS Global Asset Management
                           (1994-2004)

Charles A. Rizzo(6)        Managing Director, Deutsche Asset Management (since April 2004 to present).
8/5/57                     Formerly, Director, Deutsche Asset Management (April 2000-March
Treasurer since 2002       2004); Vice President and Department Head, BT Alex. Brown
                           Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior
                           Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                           (1993-1998)

John Millette(6)           Director, Deutsche Asset Management
8/23/62
Secretary since 2003

Lisa Hertz                 Assistant Vice President, Deutsche Asset Management
(1970)
Assistant Secretary
2004 - present

Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and
3/27/54                    Director, Deutsche Global Funds Ltd. (2002-present). Formerly,
Assistant Secretary since  Director, Deutsche Asset Management (1999-2002), Principal, BT Alex.
2002                       Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                           Assistant General Counsel, United States Securities and Exchange
                           Commission (1993-1998)

Caroline Pearson(6)        Managing Director, Deutsche Asset Management
4/1/62
Assistant Secretary,
since 2002

Bruce A. Rosenblum         Director, Deutsche Asset Management
9/14/60
Vice President since 2003
and Assistant Secretary
since 2002

                           (1994-2004)

 NAME, DATE OF BIRTH,
   POSITION WITH THE
FUND AND LENGTH OF TIME          BUSINESS EXPERIENCE AND DIRECTORSHIPS
     SERVED(1,2)                        DURING THE PAST 5 YEARS
-----------------------      ------------------------------------------
Kevin M. Gay(6)              Vice President, Deutsche Asset Management
11/12/59
Assistant Treasurer since
2004

Salvatore Schiavone(6)       Director, Deutsche Asset Management
11/03/65
Assistant Treasurer since
2003

Kathleen Sullivan
D'Eramo(6)                   Director, Deutsche Asset Management
1/27/57
Assistant Treasurer since
2003

Philip Gallo(5)
8/2/62                       Managing Director, Deutsche Asset Management
Chief Compliance             (2003-present). Formerly, Co-Head of Goldman
Officer since 2004           Sachs Asset Management Legal (1994-2003)



(1) Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.


(2) Length of time served represents the date that each Trustee or officer first began serving in that position with the Trust of which this fund is a series.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.



(5)   Address: 345 Park Avenue, New York, New York

(6)   Address: Two International Place, Boston, Massachusetts 02110

Each Officer also holds similar positions for other investment companies for which DeIM or an affiliate serves as the advisor.

OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER:  SCUDDER DISTRIBUTORS, INC.

Caroline Pearson: Secretary

TRUSTEE OWNERSHIP IN THE FUND(1)


                                                                   AGGREGATE DOLLAR RANGE OF
                                                                   OWNERSHIP AS OF 12/31/04
                                    DOLLAR RANGE OF                IN ALL FUNDS OVERSEEN BY
                                BENEFICIAL OWNERSHIP IN                    TRUSTEE
     TRUSTEE                            THE FUND                     IN THE FUND COMPLEX(2)
     -------                            --------                     ----------------------
INDEPENDENT TRUSTEES:

Richard R. Burt                           None                            Over $100,000
S. Leland Dill                            None                            Over $100,000
Martin J. Gruber                          None                            Over $100,000
Joseph R. Hardiman                        None                            Over $100,000
Richard J. Herring                        None                            Over $100,000
Graham E. Jones                           None                            Over $100,000
Rebecca W. Rimel                          None                            Over $100,000
Philip Saunders, Jr.                      None                            Over $100,000
William N. Searcy                         None                            Over $100,000
William N. Shiebler                       None                            Over $100,000

(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee's economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.


OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES


As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                                   VALUE OF
                                  OWNER AND                                      SECURITIES ON       PERCENT OF
INDEPENDENT                    RELATIONSHIP TO                     TITLE OF       AN AGGREGATE      CLASS ON AN
TRUSTEE                            TRUSTEE           COMPANY         CLASS           BASIS        AGGREGATE BASIS
-------                            -------           -------         -----           -----        ---------------
Richard R. Burt                                        None
S. Leland Dill                                         None
Martin J. Gruber                                       None
Joseph R. Hardiman                                     None
Richard Herring                                        None
Graham E. Jones                                        None
Rebecca W. Rimel                                       None
Philip Saunders, Jr.                                   None
William N. Searcy                                      None

As of February 4, 2004, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Fund.



To the best of the Fund's knowledge, as of February 4, 2004, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.


INFORMATION CONCERNING COMMITTEES AND MEETINGS OF TRUSTEES


The Board of Trustees of the Trust met nine times during the calendar year ended December 31, 2004 and each trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such trustee served.



BOARD COMMITTEES. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:

NOMINATING AND GOVERNANCE COMMITTEE. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met three times during the calendar year ended December 31, 2004.



* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds.



VALUATION COMMITTEE. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation Procedures. Messrs. Gruber and Saunders are members of the Committee with Messrs. Burt, Dill, Herring, Jones,
Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met six time during the calendar year ended December 31, 2004.



ADDITIONAL COMMITTEES. The Board of Trustees has established a Fixed Income Committee and an Equity Committee. The members of the Fixed Income Committee are Messrs. Dill, Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman, Herring and Saunders. The Fixed Income and Equity Committees periodically review the investment performance of the Fund. The Fixed Income Committee met five times and the Equity Committee met five times during the calendar year ended December 31, 2004.



MARKETING/SHAREHOLDER SERVICE COMMITTEE: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the committee are Messrs. Herring (Chairman) and Gruber. This committee was established December 2004 and therefore held one meeting during the calendar year 2004.



LEGAL/REGULATORY/COMPLIANCE COMMITTEE: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and
(ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Messrs. Burt and Hardiman and Ms. Rimel (Chairperson). This committee was established December 2004 and met one time in 2004.



EXPENSE/OPERATIONS COMMITTEE: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Saunders and Searcy. This committee met five times in 2004.



REMUNERATION. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an "interested person" of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Compliance Committee receives an annual fee for his services.



Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and the Fund and aggregate compensation from the Fund Complex during the calendar year 2004.



                                                         PENSION OR RETIREMENT        TOTAL COMPENSATION PAID TO
NAME OF                       COMPENSATION FROM THE     BENEFITS ACCRUED AS PART         TRUSTEE FROM THE FUND
TRUSTEE                                FUND                 OF FUND EXPENSES             AND THE FUND COMPLEX(1)
-------                       ---------------------     ------------------------      --------------------------
Richard R. Burt                        $0                        $0                            $198,370
S. Leland Dill                         $0                        $0                            $155,500
Martin J. Gruber                       $0                        $0                            $136,000
Joseph R. Hardiman(2)                  $0                        $0                            $139,000
Richard J. Herring(2)                  $0                        $0                            $138,000
Graham E. Jones                        $0                        $0                            $137,000
Rebecca W. Rimel(2)                    $0                        $0                            $164,120
Philip Saunders, Jr.(2)                $0                        $0                            $138,000
William N. Searcy                      $0                        $0                            $149,500


(1) During calendar year 2004, the total number of funds overseen by each trustee was 57 funds.



Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $__ for Mr. __, $__ for Ms. __, $__ for Mr. __, $__ for Mr. __, $__ for Mr. __ and $__ for Mr. __. These
meeting fees were borne by the Funds.



(2) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $144,897, $57,154, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.

Certain funds in the Fund Complex, including this Fund, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust's Administrator or their respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.


Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt, 2 years.

      ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND COMPLEX UPON RETIREMENT
      -----------------------------------------------------------------
YEARS OF SERVICE          CHAIR AUDIT COMMITTEE          OTHER PARTICIPANTS
----------------          ---------------------          ------------------
    6 years                      $ 4,900                      $ 3,900
    7 years                      $ 9,800                      $ 7,800
    8 years                      $14,700                      $11,700
    9 years                      $19,600                      $15,600
10 years or more                 $24,500                      $19,500


Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.



Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


AGREEMENT TO INDEMNIFY INDEPENDENT TRUSTEES FOR CERTAIN EXPENSES. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the funds, DeAM has agreed, subject to applicable law and regulation, to indemnify and hold harmless the funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the funds or DeAM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the funds against the funds, its directors and officers, DeAM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeAM has also agreed, subject to applicable law and regulation, to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeAM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the funds' Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DeAM will survive the termination of the investment management agreement between DeAM and the funds.

                            ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses and statements of additional information. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent auditors. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Upon liquidation of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

- Shareholder Rights - The Advisor generally votes against proposals that restrict shareholder rights.

- Corporate Governance - The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

- Anti-Takeover Matters - The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

- Compensation Matters - The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

- Routine Matters - The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: myscudder.com for Class S shares, or scudder.com for all other classes (type "proxy voting" in the search field).

                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of Scudder Commodity Securities Fund are:

Class A: 811162 866

Class B: 811162 858

Class C: 811162 841

Institutional Class : 811162 825

Scudder Commodity Securities Fund has a fiscal year ending June 30th.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

                                    APPENDIX

RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody's:

S&P LONG-TERM

"AAA" -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C" -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" -- A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

"r" -- The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

"N.R." -- The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (--) sign designation to show relative standing within the major rating categories.

SHORT-TERM

"A-1" -- A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" -- A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" -- A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

"C" -- A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" -- A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PREFERRED STOCK

Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

"aaa" -- An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa" -- An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a" -- An issue rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa" -- An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

"ba" -- An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b" -- An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa" -- An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca" -- An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c" -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as "D."

Characters normally expressed as superscript shall be preceded by "pp."

                           PART C. OTHER INFORMATION.

ITEM 23     EXHIBITS:

(a)   Amended and Restated Declaration of Trust dated March 29, 1990; (1)

      (i) Nineteenth Amended Establishment and Designation of Series of Shares of Beneficial Interest dated as of January 24, 2001; (13)

      (ii) Twentieth Amended Establishment and Designation of Series of Shares of Beneficial Interest dated as of April 30, 2002; (18)

      (iii) Twenty First Amended Establishment and Designation of Series of Shares of Beneficial Interest dated as of October 28, 2002; (18)

      (iv)  Certificate of Amendment dated May 16, 2003; (18)

      (v) Twenty Second Amended Establishment and Designation of Series of Shares of Beneficial Interest dated as of December 14, 2004; (21)

(b)   (i)   By-Laws; (1)

      (ii)  Amendment to By-Laws, dated July 15, 1999; (21)

      (iii) Amendment to By-Laws, dated July 27, 1999; (21)

      (iv)  Amendment to By-Laws, dated August 5, 2004; (21)

(c)   Incorporated by reference to (b) above;

(d)   (i)   Investment Advisory Agreement dated July 30, 2002 on behalf of
            Treasury Assets Fund Institutional and Daily Assets Fund
            Institutional; (17)

      (ii) Form of Investment Sub-Advisory Agreement between The Registrant, Deutsche Asset Management, Inc and Deutsche Asset Management Investment Services Limited; (18)

      (iii) Investment Advisory Agreement dated December 14, 2004 on behalf of Scudder Commodity Securities Fund; (21)

(e)   Distribution Agreement dated August 19, 2002; (16)

      (i)   Exclusive Placement Agent Agreement dated August 19, 2002; (16)

(f)   Bonus or Profit Sharing Contracts -- Not applicable;

(g)   (i)   Custodian Agreement between Registrant and State Street Bank and
            Trust Company, dated April 1, 2003; (17)

      (ii) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co., dated December 14, 2004; (21)

      (iii) Form of Amendment to the Custodian Agreement, dated December 14, 2004, between Registrant and Brown Brothers Harriman & Co., dated December 14, 2004; (21)

(h) Administration Agreement between the Registrant and Investment Company Capital Corp. dated July 1, 2001; (14)

      (i) Expense Limitation Agreement dated April 25, 2003, among BT Institutional Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity Index 500 Portfolio, BT Investment Portfolios, Deutsche Asset Management, Inc. and Investment Company Capital Corporation; (18)

      (ii) Expense Limitation Agreement dated December 14, 2004, among BT Institutional Funds, Commodity Securities Fund, Deutsche Asset Management, Inc. and Investment Company Capital Corporation; (21)

      (iii) Fund Accounting Agreement dated June 3, 2002 between Investment Company Capital Corporation and Scudder Fund Accounting Corporation; (18)

      (iv) Sub-Administration and Sub-Accounting Agreement dated April 1, 2003 among State Street Bank and Trust Company, Deutsche Investment Management Americas Inc., Scudder Fund Accounting Corporation and Investment Company Capital Corp.; (18)

     (v) Transfer Agency Agreement dated December 16, 2002 between the Registrant and Scudder Investment Services Company; (18)

     (vi)   Form of Indemnification Agreements. (20)

     (vii) Form of Shareholder Services Agreement between the Registrant and Scudder Distributors, Inc. (22)


(i)         Opinion and Consent of Willkie Farr & Gallagher LLP. (21)

            Opinion and Consent of Bingham McCutchen LLP. (21)

(j)   Consent of Independent Registered Public Accounting Firm; (22)

(k)   Omitted Financial Statements - Not Applicable;

(l)   (i)   Investment representation letter of initial shareholder of Equity
            500 Index Fund; (7)

      (ii) Investment representation letter of initial shareholder of Liquid Assets Fund Institutional; (1)

      (iii) Investment representation letter of initial shareholder of Daily Assets Fund Institutional; (2)

      (iv) Purchase Agreement dated February 4, 2005, between Scudder Institutional Funds and Deutsche Investment Management Americas, Inc. (22)


(m)   (i)   Distribution Plan for Class A Shares; (21)

      (ii)  Distribution Plan for Class B Shares; (21)

      (iii) Distribution Plan for Class C Shares; (21)

(n)   Financial Data Schedules - Not Applicable;

(o) Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3 dated December 14, 2004; (21)

(p)   (i)   Code of Ethics for Deutsche Asset Management, dated April 25, 2003;
            (17)

      (ii) Code of Ethics for Deutsche Asset Management - U.S., dated January 1, 2004; (18)

      (iii) Code of Ethics for Deutsche Asset Management -U.S., dated February 1, 2004. (19)

(q)   Powers of Attorney; (20)

--------------------
(1) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement as filed with the Commission on July 5, 1995.

(2) Incorporated by reference to Amendment No. 21 to the Registration Statement as filed with the Commission on September 24, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement as filed with the Commission on November 24, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement as filed with the Commission on September 10, 1997.

(5) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement as filed with the Commission on January 28, 1998.

(6) Incorporated by reference to Amendment No. 31 to the Registration Statement as filed with the Commission on October 27, 1998.

(7) Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the Commission on April 30, 1992.

(8) Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed with the Commission on January 28, 1999.

(9) Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement as filed with the Commission on February 8, 1999.

(10) Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement as filed with the Commission on March 17, 1997.

(11) Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement as filed with the Commission on April 30, 1999.

(12) Incorporated by reference to Amendment No. 31 to the Registration Statement as filed with the Commission on April 28, 2000.

(13) Incorporated by reference to Amendment No. 42 to the Registration Statement as filed with the Commission on April 30, 2001.

(14) Incorporated by reference to Amendment No. 43 to the Registration Statement as filed with the Commission on October 26, 2001.

(15) Incorporated by reference to Amendment No. 35 to the Registration Statement as filed with the Commission on April 30, 2002.

(16) Incorporated by reference to Amendment No. 47 to the Registration Statement as filed with the Commission on October 28, 2002.

(17) Incorporated by reference to Amendment No. 53 to the Registration Statement as filed with the Commission on October 28, 2003.

(18) Incorporated by reference to Amendment No. 54 to the Registration Statement as filed with the Commission on February 27, 2004.

(19) Incorporated by reference to Amendment No. 55 to the Registration Statement as filed with the Commission on April 26, 2004.

(19) Incorporated by reference to Amendment No. 55 to the Registration Statement as filed with the Commission on April 26, 2004.

(20) Incorporated by reference to Amendment No. 56 to the Registration Statement as filed with the Commission on November 16, 2004.

(21) Incorporated by reference to Amendment No. 58 to the Registration Statement as filed with the Commission on January 28, 2005.

(22)  Filed herewith.

ITEM 24     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

            None

ITEM 25     INDEMNIFICATION:

            Deutsche Asset Management, Inc. and Investment Company Capital Corp. (hereafter, "DeAM"), the investment advisor, have agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DeAM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeAM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeAM and the Registrant, then DeAM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DeAM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, "Covered Matters"), including without limitation:

1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3     any loss or reasonable legal and other expenses incurred by any
Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeAM (or by a representative of DeAM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeAM, any of its corporate affiliates, or any of their directors, officers or employees;

4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeAM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeAM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeAM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeAM prevails on the merits of any such dispute in a final, nonappealable court order.

DeAM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeAM.

Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement as filed with the Commission on April 30, 1996.



Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR



         During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.



ITEM 27. PPRINCIPAL UNDERWRITERS



         (a)

          Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. and Investment Company Capital Corp.



         (b)

         Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


               (1)                               (2)                                (3)
         SCUDDER DISTRIBUTORS, INC.
         NAME AND PRINCIPAL            POSITIONS AND OFFICES WITH              POSITIONS AND
         BUSINESS ADDRESS              SCUDDER DISTRIBUTORS, INC.              OFFICES WITH REGISTRANT
         --------------------------    ---------------------------              ----------------------

         Thomas F. Eggers              Chief Executive Officer, Chairman and
         1325 Avenue of the Americas   Director
         New York, NY  10019

         Vincent J. Esposito           Vice President and Director
         60 Wall Street
         New York, NY  10005

         Michael L. Gallagher          President and Director
         222 South Riverside Plaza
         Chicago, IL  60606

         Ralph Mattone                 Chief Financial Officer and Treasurer
         60 Wall St.
         New York, NY  10005

         Michael Volo                  Chief Operating Officer and Vice
         1325 Avenue of the Americas   President
         New York, NY  10019

         Caroline Pearson              Secretary
         Two International Place
         Boston, MA  02110-4103

         Donna M. White                Chief Compliance Officer
         1251 Avenue of the Americas
         New York, NY  10020

         David Edlin                   Vice President
         222 South Riverside Plaza
         Chicago, IL  60606

         Robert Froelich               Vice President
         222 South Riverside Plaza
         Chicago, IL  60606

         M. Patrick Donovan            Vice President & Anti-Money Laundering
         Two International Place       Compliance Officer
         Boston, MA  02110-4103

         Thomas Winnick                Vice President
         1325 Avenue of the Americas
         New York, NY  10019

         Philip J. Collora             Assistant Secretary
         222 South Riverside Plaza
         Chicago, IL  60606

         (c)      Not applicable


ITEM 28     LOCATION OF ACCOUNTS AND RECORDS:

      Scudder Institutional Funds:                   Deutsche Asset Management

(Registrant)                                         One South Street
                                                     Baltimore, MD 21202

Deutsche Asset Management, Inc.:                     345 Park Avenue
(Investment Advisor)                                 New York, NY 10154

ICCC:                                                One South Street
(Administrator )                                     Baltimore, MD 21202

Scudder Investments Service Company:                 222 South Riverside Plaza
(Transfer Agent)                                     Chicago, IL 60606

Scudder Distributors, Inc.:                          222 South Riverside Plaza
(Distributor)                                        Chicago, IL 60606

State Street Bank and Trust Company:                 One Heritage Drive
(Custodian)                                          North Quincy, MA 02171

Scudder Investor Services, Inc.                      Two International Place
(Sub-Transfer Agent                                  Boston, Massachusetts 02110
and Sub-Dividend Distribution Agent)

ITEM 29     MANAGEMENT SERVICES:

            Not applicable

ITEM 30     UNDERTAKINGS:

            Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and State of Maryland on the 4th day of February, 2005.

                                           SCUDDER INSTITUTIONAL FUNDS

                                             By: /s/ Julian F. Sluyters
                                                 -------------------------------
                                                 Julian F. Sluyters*
                                                 Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


        SIGNATURE                            TITLE                            DATE
----------------------------  -------------------------------------  -----------------------
/s/ Julian F. Sluyters
------------------------
Julian F. Sluyters*           Chief Executive Officer and President  February 4, 2005

/s/ Paul Schubert
------------------------
Paul Schubert*                Chief Financial Officer                February 4, 2005

/s/ Richard R. Burt
------------------------
Richard R. Burt*              Trustee                                February 4, 2005

/s/ S. Leland Dill
------------------------
S. Leland Dill*               Trustee                                February 4, 2005

/s/ Martin J. Gruber
------------------------
Martin J. Gruber*             Trustee                                February 4, 2005

/s/ Joseph R. Hardiman
------------------------
Joseph R. Hardiman*           Trustee                                February 4, 2005

/s/ Richard J. Herring
------------------------
Richard J. Herring*           Trustee                                February 4, 2005

/s/ Graham E. Jones
------------------------
Graham E. Jones*              Trustee                                February 4, 2005

/s/ Rebecca W. Rimel
------------------------
Rebecca W. Rimel*             Trustee                                February 4, 2005

/s/ Philip Saunders, Jr.
------------------------
Philip Saunders, Jr.*         Trustee                                February 4, 2005

/s/ William N. Searcy
------------------------
William N. Searcy*            Trustee                                February 4, 2005

/s/ William N. Shiebler
------------------------
William N. Shiebler*          Trustee                                February 4, 2005


*By: /s/ Bruce A. Rosenblum
     -----------------------
      Bruce A. Rosenblum**
      Assistant Secretary

**    Attorney-in-fact pursuant to powers of attorney.

                           SCUDDER INSTITUTIONAL FUNDS
                                  EXHIBIT INDEX


      Exhibit (h)(vii). Form of Shareholder Services Agreement.

      Exhibit (j).      Consent of Indepent Registered Public Accounting Firm

      Exhibit (l)(iv).  Purchase Agreement, dated February 4, 2005